Delaware-Lincoln
ChoicePlusSM
  Variable Annuity

1998
Delaware-Lincoln
ChoicePlusSM Variable Annuity
Annual Report

January 10, 1999

Dear Policy Holder:

Fiscal year 1998 was the best and worst of times for equity and fixed-income investors. While the year began and ended with U.S. stocks posting tremendous gains, the events in between left investors a bit uncertain about the outlook going forward.

                                                         1998 Total Return
Standard & Poor's 500 Index                                   +28.56%
Russell 2000 Index                                             -2.55%
Lehman Brothers Government/Corporate Bond Index                +8.69%
Morgan Stanley Europe, Australia, Far East (EAFE) Index       +20.33%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

   During the first half of 1998, U.S. and European stock markets continued to hit record levels fueled by a positive environment with low inflation, low interest rates and low unemployment. Between January 1 and July 17, the Standard & Poor's 500 Index rose +23.3% and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%.
   However, as U.S. corporations began lowering their earnings expectations for the second half of 1998 and investors learned of escalating financial problems in Asia, Russia and Latin America, concern mounted that the U.S. economy would weaken. Foreign investors responded by moving their money out of riskier investments--stocks and non-government bonds--and into U.S. Treasuries for their safety and liquidity.
   Stock and non-government bond prices spiraled downward. Conversely, prices of U.S. Treasury securities skyrocketed causing yields to decline. For the first time since the 1960s, the yield on the benchmark 30-year U.S. Treasury fell below 5% to 4.97% at the end of September.
   To help ease the strain on the U.S. economy, the Federal Reserve responded by lowering its target for short-term interest rates three times in the fall. By the end of November, the federal funds rate (the interest rate charged between banks for overnight loans) was reduced a total of 0.75 percentage points to 4.75%.
   The impact of the Fed's rate cuts was tremendous. U.S. stocks soared to new highs--the large-cap S&P 500 Index returned +21.28% in the fourth quarter after reporting a near 10% drop in the third quarter. Small and mid-cap stocks also rebounded, but still underperformed their large-cap counterparts in 1998.
   Most strategists believe that the economies of Southeast Asia will bottom out in 1999, that Japan may begin to recover from its recession, and that the Federal Reserve has the capability, and the will, to keep the U.S. economy growing. As long as the economy continues to grow, we think the stock market will enjoy a favorable environment, though volatility may continue and returns may not be in the 20+% range we have seen for the past four years.
   On the following pages, the performance of each Series of Premium Fund is discussed in detail. After a difficult period like we encountered in 1998, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. We thank you for placing your confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds

FOR GROWTH OF CAPITAL

Trend Series

Investment Strategy and Performance in 1998

   Bigger was better in fiscal 1998 as large-cap growth stocks dominated the marketplace in spite of a temporary pricing setback during the summer. Small company stocks, which trailed large-caps for much of the year, staged a strong rally in the fall after the Federal Reserve's three interest rate cuts. This rebound came too little too late for small stocks, which underperformed large-cap stocks by a wide margin for the year.
   Trend Series delivered a total return of +16.04% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998, outdistancing its benchmark Russell 2000 Growth Index, which returned +1.23%. The large-cap Standard & Poor's 500 Index had a total return of +28.56% for the same 12-month period, reflecting the wide gap between large and small stock performance.
   In seeking long-term capital appreciation, the Series invests in small companies that its portfolio management believes are positioned to profit from dynamics within their industry, new products coming to market, and/or innovative changes in technology or marketing concepts.
   In 1998, technology stocks soared as investors clamored to own stocks in computer and internet-related companies. This sector led the Russell 2000 Growth Index with a +12.76% total return for the year ended December 31. Because Trend Series tends to hold a larger weighting in small technology stocks than the Index, this pushed our return ahead of the Index in 1998.

Portfolio Snapshot

   As of year end, Trend Series had 24.19% of its net assets invested in technology companies, including several small manufacturers of semiconductors (microchips used in virtually all electronics products, from computers to microwave ovens). Our weighting in the technology sector contributed positively to the Series' 1998 performance.
   In November 1998, worldwide sales of semiconductors increased to $11.4 billion, the highest mark since December 1997, according to the Semiconductor Industry Association. We continue to see strong profit margins from small companies operating in this arena, and we expect this industry to be prosperous over the coming years.
   One of our biggest areas for concern in 1998 was software companies, which did not perform well due to decreased business demand for software. Because software companies are focusing so much on solving Year 2000 problems, they are not developing as much new software, which has led to slowing sales. Once we pass the millennium milestone, we believe the software sector will regain earnings momentum and perform well.
   The health care sector had disappointing performance in 1998, largely the result of underperformance in the service side of the industry--that is, hospitals and hospital management companies. We were not heavily weighted in this sector during the past year.

Investment Outlook

   The small-cap market looks promising to us in 1999. Low inflation, a relatively strong economy and willingness by the Federal Reserve and central banks throughout the world to maintain a high level of liquidity in the financial markets offer a supportive backdrop for small-cap companies to increase their earnings.
   The silver lining in small-cap underperformance in 1998 is that small stocks are now selling at historically low prices relative to large stocks. This superior value, compared to their larger peers, provides encouragement for future performance.
   With that in mind, we have positioned the Series' portfolio in the stocks of small companies that should be able to participate to a greater extent than large companies in the next performance cycle.


--------------------------------------------------------------------------------
Trend Series Investment Objective

Seeks long-term capital appreciation. It attempts to achieve this objective by investing primarily in small capitalization common stocks and convertible securities of emerging and other growth-oriented companies which we believe are responsive to changes in the marketplace and have the fundamental characteristics to support growth.
--------------------------------------------------------------------------------
                                                                         Trend-1

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1998


                                   Russell 2000        NASDAQ
                    Trend Series   Growth Index    Industrial Index
  12/27/93           $10,000         $10,000          $15,289
   3/31/94           $10,060         $ 9,593          $14,781
   6/30/94           $ 9,791         $ 8,991          $13,552
   9/30/94           $10,221         $ 9,829          $14,752
  12/31/94           $10,161         $ 9,757          $14,304
   3/31/95           $10,786         $10,292          $15,214
   6/30/95           $11,996         $11,313          $16,795
   9/30/95           $13,669         $12,599          $19,628
  12/31/95           $14,145         $12,785          $18,307
   3/31/96           $14,494         $13,520          $19,447
   6/30/96           $16,350         $14,310          $21,071
   9/30/96           $16,036         $14,188          $21,019
  12/31/96           $15,755         $14,225          $21,057
   3/31/97           $15,845         $12,733          $19,317
   6/30/97           $15,779         $14,969          $22,443
   9/30/97           $19,942         $17,501          $26,097
  12/31/97           $19,055         $16,068          $23,170
   3/31/98           $21,070         $17,977          $27,127
   6/30/98           $21,146         $16,945          $28,038
   9/30/98           $17,864         $13,156          $25,114
  12/31/98           $22,110         $16,266          $31,749



                                  Trend Series
                          Average Annual Total Returns
                         -------------------------------
                         Lifetime                +17.15%
                         Five Years              +16.73%
                         One Year                +16.04%

                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Trend Series, Russell 2000 Growth Index and the NASDAQ Industrial Index for the period from the Series' inception on December 27, 1993 through December 31, 1998. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objective and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                         Trend-2

Delaware Group Premium Fund, Inc.-Trend Series
Statement of Net Assets
December 31, 1998

                                                          Number         Market
                                                        of Shares         Value

  COMMON STOCK-94.96%
  Aerospace & Defense-0.45%
  AAR ...........................................         31,850     $   760,419
                                                                     -----------
                                                                         760,419
                                                                     -----------
  Banking, Finance & Insurance-8.86%
  Ambac Financial Group .........................         72,300       4,351,556
  Blanch (E.W.) Holdings ........................         26,300       1,247,606
  Doral Financial ...............................         17,800         398,275
  First American (Tennessee) ....................         86,000       3,816,250
 +Metris ........................................         58,800       2,951,025
  Resource Asset Investment Trust ...............         37,200         409,200
  Webster Financial .............................         63,100       1,733,278
                                                                     -----------
                                                                      14,907,190
                                                                     -----------
  Buildings & Materials-1.74%
 *Comfort Systems USA ...........................        117,500       2,100,312
 *National Equipment Services ...................         71,600         823,400
                                                                     -----------
                                                                       2,923,712
                                                                     -----------
  Business Services-2.19%
*+Profit Recovery Group .........................         98,000       3,681,125
                                                                     -----------
                                                                       3,681,125
                                                                     -----------
  Cable, Media & Publishing-12.01%
 *Chancellor Media Class A ......................        101,200       4,841,788
*+Consolidated Graphics .........................         69,800       4,715,863
 *Emmis Broadcasting ............................         40,300       1,748,012
*+Metro Networks ................................         26,500       1,127,906
*+Snyder Communications .........................         94,700       3,196,125
  TCA Cable TV ..................................         32,300       1,151,697
*+USA Networks ..................................        103,604       3,428,645
                                                                     -----------
                                                                      20,210,036
                                                                     -----------
  Chemicals-2.72%
*+Mettler-Toledo International ..................        163,100       4,576,994
                                                                     -----------
                                                                       4,576,994
                                                                     -----------
  Computers & Technology-24.19%
*+AnswerThink Consulting Group ..................         56,600       1,521,125
*+Aspect Development ............................         48,000       2,145,000
 *Bindview Development ..........................         72,800       2,011,100
 *Clarify .......................................         25,800         631,294
*+DSET ..........................................         34,400         381,625
 *EMC ...........................................         84,100       7,148,500
 *Fore Systems ..................................         61,400       1,122,469
 +Henry (Jack) & Associates .....................         73,100       3,645,863
 *Hyperion Solutions ............................         25,890         467,638
 *Infospace.com .................................          9,700         369,813
 *Inso ..........................................         13,900         348,369
 *J.D. Edwards ..................................         51,900       1,474,284
 *Network Appliance .............................         83,200       3,723,200
 *NOVA ..........................................         67,449       2,339,620
*+PLATINUM technology ...........................        155,195       2,982,654
*+Policy Management Systems .....................         10,400         525,200
 *Softworks .....................................         55,800         395,831
 *SPR ...........................................         63,800       1,084,600
 *SunGard Data Systems ..........................        116,000       4,603,750
*+Veritas Software ..............................         63,475       3,800,566
                                                                     -----------
                                                                      40,722,501
                                                                     -----------
----------------
Top 10 stock holdings, representing 30.9% of net assets, are printed in bold.

                                                          Number         Market
                                                        of Shares         Value
  COMMON STOCK (CONTINUED)
  Consumer Products-4.02%
*+Concepts Direct ...............................         24,900     $   210,094
 +G&K Services ..................................         26,300       1,397,187
 *Gemstar International
   Group Limited ................................         90,100       5,155,409
                                                                     -----------
                                                                       6,762,690
                                                                     -----------
  Electronics & Electrical Equipment-8.64%
*+Applied Micro Circuits ........................        148,900       5,062,600
*+Integrated Electrical Services ................         47,300       1,052,425
*+Micrel ........................................         63,800       3,524,950
 *Novellus Systems ..............................         31,400       1,551,356
*+Protection One ................................        144,900       1,240,706
 *Teradyne ......................................         49,600       2,101,800
                                                                     -----------
                                                                      14,533,837
                                                                     -----------
  Food, Beverage & Tobacco-2.08%
 *Cheesecake Factory ............................         87,700       2,600,853
 +Ruby Tuesday ..................................         42,100         894,625
                                                                     -----------
                                                                       3,495,478
                                                                     -----------
  Healthcare & Pharmaceuticals-8.40%
*+ABR Information Services ......................         51,800       1,000,387
*+Alternative Living Services ...................         58,900       2,017,325
 *Brookdale Living Communities ..................        140,200       2,681,325
*+Coulter Pharmaceuticals .......................         39,000       1,161,469
*+Renal Care Group ..............................         47,375       1,373,875
*+Sunrise Assisted Living .......................         90,500       4,677,719
 *Trigon Healthcare .............................         32,600       1,216,388
                                                                     -----------
                                                                      14,128,488
                                                                     -----------
  Industrial Machinery-0.11%
 *Spinnaker Industries Class A ..................          4,500          81,000
 *Spinnaker Industries Common ...................          5,800         101,500
                                                                     -----------
                                                                         182,500
                                                                     -----------
  Leisure, Lodging & Entertainment-1.32%
 *Dave & Buster's ...............................         80,300       1,844,391
*+Extended Stay America .........................         36,401         382,206
                                                                     -----------
                                                                       2,226,597
                                                                     -----------
  Retail-12.33%
 *Cost Plus .....................................         94,900       2,971,556
*+Dollar Tree Stores ............................         77,100       3,365,897
 *Hibbett Sporting Goods ........................         60,000       1,451,250
*+Linens 'n Things ..............................         91,300       3,617,763
 *MSC Industrial Direct Class A .................         40,500         916,313
  Schultz Sav-O Stores ..........................         30,000         500,625
 *Sonic .........................................         70,850       1,700,400
 *Staples .......................................        118,075       5,162,091
 *Wilmar Industries .............................         51,900       1,052,597
                                                                     -----------
                                                                      20,738,492
                                                                     -----------
  Telecommunications-5.90%
*+Aware .........................................         23,500         639,641
*+Genesys Telecommunication Laboratories ........         40,700         920,837
*+GeoTel Communications .........................        161,100       5,980,837
*+Nextlink Communications Class A ...............         63,000       1,803,375
 *Star Telecommunications .......................         47,000         574,281
                                                                     -----------
                                                                       9,918,971
                                                                     -----------
  Total Common Stock
   (cost $118,547,939) ..........................                    159,769,030
                                                                     -----------

                                                                         Trend-3

Trend Series
Statement of Net Assets (Continued)


                                                        Principal        Market
                                                         Amount          Value
REPURCHASE AGREEMENTS-6.25%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,712,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $3,008,678) ..................................      $2,948,000    $2,948,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $3,760,000
   U.S. Treasury Notes 5.75% due
   10/31/00, market value
   $3,867,937) ..................................       3,788,000     3,788,000



                                                        Principal        Market
                                                         Amount          Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98, collateralized by
   $824,000 U.S. Treasury Notes 7.75%
   due 12/31/99, market value $849,412 and
   $1,152,000 U.S. Treasury Notes 7.75%
   due 1/31/00, market value $1,227,269 and
   $1,157,000 U.S. Treasury Notes 6.25%
   due 8/31/00, market value $1,211,474 and
   $552,000 U.S. Treasury Notes 6.50%
   due 5/31/01, market value $577,866) ..........      $3,788,000    $3,788,000
                                                                     ----------
Total Repurchase Agreements
   (cost $10,524,000) ...........................                    10,524,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-101.21% (cost $129,071,939) ....  $170,293,030

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.21%) .........    (2,041,820)
                                                                   ------------
NET ASSETS APPLICABLE TO 8,516,814 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $19.76 PER SHARE-100.00% ..........  $168,251,210
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series ......  $128,369,931
Undistributed net investment income .............................        12,547
Accumulated net realized loss on investments ....................    (1,352,359)
Net unrealized appreciation of investments ......................    41,221,091
                                                                   ------------
Total net assets ................................................  $168,251,210
                                                                   ============
------------------
* Non-income producing security for the year ended December 31, 1998.
+ Security is partially or fully on loan.

                             See accompanying notes



                                                                         Trend-4

Delaware Group Premium Fund, Inc.-Trend Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Interest .......................................................    $   721,333
Dividends ......................................................        429,627
                                                                    -----------
                                                                      1,150,960
                                                                    -----------
EXPENSES:
Management fees ................................................      1,025,600
Accounting and administration ..................................         53,754
Professional fees ..............................................         16,710
Custodian fees .................................................         12,736
Reports and statements to shareholders .........................         10,938
Taxes (other than taxes on income) .............................          8,490
Registration fees ..............................................          6,430
Dividend disbursing and transfer agent
   fees and expenses ...........................................          2,664
Directors' fees ................................................          2,373
Other ..........................................................         16,644
                                                                    -----------
                                                                      1,156,339
                                                                    -----------
Less expenses absorbed or waived by
   Delaware Management Company .................................        (48,079)
                                                                    -----------
Total expenses .................................................      1,108,260
                                                                    -----------
NET INVESTMENT INCOME ..........................................         42,700
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ...............................     (1,048,182)
Net change in unrealized appreciation/
   depreciation of investments .................................     23,501,658
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS .........................................     22,453,476
                                                                    -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................    $22,496,176
                                                                    ===========
                             See accompanying notes

Delaware Group Premium Fund, Inc.-Trend Series
Statements of Changes in Net Assets

                                                    Year Ended       Year Ended
                                                     12/31/98         12/31/97
                                                    ----------       ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income........................     $     42,700     $    132,509
Net realized gain (loss) on investments......       (1,048,182)       2,089,208
Net change in unrealized appreciation /
   depreciation of investments...............       23,501,658       13,569,520
                                                  ------------     ------------
Net increase in net assets resulting from
   operations................................       22,496,176       15,791,237
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................         (135,410)        (204,613)
Net realized gain on investments.............       (2,315,513)        (736,608)
                                                  ------------     ------------
                                                    (2,450,923)        (941,221)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold....................      113,799,362       56,666,244
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments.......................        2,450,923          941,222
                                                  ------------     ------------
                                                   116,250,285       57,607,466
Cost of shares repurchased...................      (86,320,418)     (10,604,885)
                                                  ------------     ------------
Increase in net assets derived from capital
   share transactions........................       29,929,867       47,002,581
                                                  ------------     ------------
NET INCREASE IN NET ASSETS...................       49,975,120       61,852,597
                                                  ------------     ------------
NET ASSETS:
Beginning of year............................      118,276,090       56,423,493
                                                  ------------     ------------
End of year..................................     $168,251,210     $118,276,090
                                                  ============     ============

                             See accompanying notes


                                                                         Trend-5

Delaware Group Premium Fund, Inc.-Trend Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                  Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                              ---------------------------------------------------------
Net asset value, beginning of year ........................   $17.380     $14.560      $14.020     $10.160      $10.200

Income (loss) from investment operations:
Net investment income .....................................     0.006       0.019        0.050       0.098        0.079
Net realized and unrealized gain (loss) on investments ....     2.736       3.031        1.380       3.852       (0.119)
                                                              -------     -------      -------     -------      -------
Total from investment operations ..........................     2.742       3.050        1.430       3.950       (0.040)
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.020)     (0.050)      (0.090)     (0.090)        none
Distributions from net realized gain on investments .......    (0.342)     (0.180)      (0.800)       none         none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions .........................    (0.362)     (0.230)      (0.890)     (0.090)        none
                                                              -------     -------      -------     -------      -------

Net asset value, end of year ..............................   $19.760     $17.380      $14.560     $14.020      $10.160
                                                              =======     =======      =======     =======      =======

Total return ..............................................    16.04%      21.37%       11.00%      39.21%       (0.39%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $168,251    $118,276      $56,423     $20,510       $7,087
Ratio of expenses to average net assets ...................     0.81%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation ............................     0.85%       0.88%        0.92%       0.96%        1.47%
Ratio of net investment income to average net assets ......     0.03%       0.16%        0.56%       1.03%        1.63%
Ratio of net investment income (loss) to average net
   assets prior to expense limitation .....................    (0.01%)      0.08%        0.44%       0.87%        0.96%
Portfolio turnover ........................................      121%        125%         112%         76%          59%

                             See accompanying notes



                                                                         Trend-6

Delaware Group Premium Fund, Inc.-Trend Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Trend Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Trend Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.




                                                                         Trend-7

Trend Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                         Dividend disbursing
                    Investment             transfer agent,
                    management             accounting fees
                  fee payable to         and other expenses
                       DMC                 payable to DSC
                  --------------         -------------------
                     $99,360                   $5,886

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases .............     $185,532,545
 Sales .................     $153,307,565

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate           Aggregate
     Cost of           unrealized          unrealized        Net unrealized
   investments        appreciation        depreciation        appreciation
   -----------        ------------        ------------       --------------
  $129,508,010        $43,775,819         ($2,990,799)         $40,785,020

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

    Year of
   expiration
      2006
   ----------
    $916,288

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                              Shares issued upon
                                                        reinvestment of distributions
                                                             from net investment
                                                           income and net realized           Shares              Net
                                        Shares sold          gain on investments          repurchased          increase
                                        -----------     -----------------------------     -----------          --------
   Year ended December 31, 1998 .....    6,458,076                 147,114                 (4,891,718)         1,713,472
   Year ended December 31, 1997 .....    3,548,538                  63,254                   (682,630)         2,929,162


5. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

     Market value of        Market value of
   securities on loan          collateral
   ------------------       ---------------
      $30,681,640             $30,653,648

Net income from securities lending activities for the year ended December 31, 1998 was $72,047 and is included in interest income on the statement of operations.


                                                                         Trend-8

Delaware Group Premium Fund, Inc.-Trend Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Trend Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Trend Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Trend Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999


                                                                         Trend-9

FOR GROWTH OF CAPITAL

Small Cap Value Series
(Formerly Value Series)

Investment Strategy and Performance in 1998
   After a strong start early in 1998, small company stocks lagged the broader stock market for most of our 1998 fiscal period. Mounting concerns over shrinking corporate profits, slowing economic growth and the possibility of recession led investors to shun small company stocks for the perceived safety of larger companies.
   Small Cap Value Series delivered a disappointing total return of -4.79% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998. This was slightly worse than the -2.55% return of its benchmark, the Russell 2000 Index.
   Because of our long-term focus on undervalued companies, we did not invest significantly in growth sectors of the market, including technology. Technology was the year's best performing sector, a key reason why we underperformed the Index, which has a higher concentration of growth companies.
   We typically invest in small companies that are temporarily undervalued, out-of-favor, or relatively unknown, and which we believe offer higher sales and earnings potential relative to competitors.
   As investors worried about earnings disappointments from smaller companies, stock prices fell during the summer months and finding buyers for stocks in small, relatively unknown companies was especially difficult. Stronger earnings from large-cap growth companies made investors view that sector as a safer place to invest in 1998.

Portfolio Snapshot
   In selecting stocks for the Small Cap Value Series portfolio, we target our research on U.S. companies that have a market capitalization between $400 million and $1.4 billion. From this universe--which consists of approximately 2,500 companies--we narrow our selection to 100 companies.
   A company's cash flow is one of the most important factors we evaluate. Measuring the amount of money the business generates through operations helps us rate a company's ability to expand, respond to competition and handle unexpected challenges.
   In fiscal 1998, Small Cap Value Series held the largest portion of its assets in the financial services industry, focusing on banking and insurance companies. Questionable management and lending practices in this industry caused some investor concern and resulted in lackluster performance from the sector as a whole.
   The Series also held a relatively large position in real estate investment trusts (REITs). Fundamentals in the real estate market remained positive in 1998. Rent and property prices were stable, and demand for commercial and residential rental space was strong. Still, our investments in this sector did not perform well. This was due in part to limited availability of credit capital for REITs to expand.

Investment Outlook
   The Federal Reserve has been providing and may continue to provide substantial liquidity to financial markets in 1999. This could pave the way for stronger performance from small-cap stocks. In our experience, a growing domestic economy coupled with easing Fed policies has historically been a favorable environment for small-cap stocks.
   Already, there are some positive indications that the environment for small-cap value stocks may improve. In late December, the government's report on U.S. economic activity--the Conference Board's Index of Leading Economic Indicators--confirmed the strength of the U.S. economy. In November the Index recorded its biggest monthly increase in nearly two years.
   We are confident that over the long term, small, undervalued companies offer investors substantial opportunities for capital appreciation.


--------------------------------------------------------------------------------
Small Cap Value Series Investment Objective
Seeks capital appreciation. It attempts to achieve this objective by investing in stocks of small companies whose market value appears low relative to underlying value or future earnings and growth potential. Emphasis is placed on companies that may be temporarily out of favor or whose value is not yet recognized by the market.
--------------------------------------------------------------------------------

                                                               Small Cap Value-1

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1998

              Small Cap Value Series   Russell 2000 Index
  12/27/93            $10,000              $10,000
   3/31/94            $10,139              $ 9,593
   6/30/94            $ 9,979              $ 8,991
   9/30/94            $10,468              $ 9,829
  12/31/94            $10,288              $ 9,757
   3/31/95            $10,637              $10,292
   6/30/95            $11,178              $11,313
   9/30/95            $12,067              $12,599
  12/31/95            $12,741              $12,785
   3/31/96            $13,287              $13,520
   6/30/96            $13,858              $14,310
   9/30/96            $13,750              $14,188
  12/31/96            $14,870              $14,225
   3/31/97            $16,063              $12,733
   6/30/97            $17,326              $14,969
   9/30/97            $20,767              $17,501
  12/31/97            $20,756              $16,068
   3/31/98            $22,021              $17,684
   6/30/98            $20,928              $16,860
   9/30/98            $17,552              $13,463
  12/31/98            $19,762              $15,659


Small Cap Value Series
Average Annual Total Returns
----------------------------
Lifetime                                                      +14.55%
Five Years                                                    +14.12%
One Year                                                       -4.79%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Small Cap Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Small Cap Value-2

 Delaware Group Premium Fund, Inc.-Small Cap Value Series
 Statement of Net Assets
 December 31, 1998

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK-94.34%
 Aerospace & Defense-0.51%
 Cordant Technologies ...........................        14,200 $   532,500
                                                                 ----------
                                                                    532,500
                                                                 ----------
 Automobiles & Automotive Parts-5.19%
 Arvin Industries ...............................        35,800   1,492,413
 CLARCOR ........................................        51,750   1,035,000
 Federal Signal .................................        66,900   1,831,388
 Smith (A.O.) ...................................        42,050   1,032,853
                                                                 ----------
                                                                  5,391,654
                                                                 ----------
 Banking, Finance & Insurance-16.64%
*Avis Rent A Car ................................        73,800   1,785,038
 CMAC Investment ................................        22,500   1,033,594
 Enhance Financial Services Group ...............        57,200   1,716,000
 Everest Re Holdings ............................        31,400   1,189,275
*Farm Family Holdings ...........................        28,600     972,400
*Financial Federal ..............................        47,950   1,186,763
 Horace Mann Educators ..........................        68,600   1,955,100
 M & T Bank .....................................         1,725     895,167
 NAC RE Group ...................................        19,000     891,813
 North Fork Bancorporation ......................        80,750   1,932,953
 Peoples Heritage Financial Group ...............        87,000   1,742,719
 SCPIE Holdings .................................        15,000     454,688
 Westamerica Bancorporation .....................        42,200   1,552,169
                                                                 ----------
                                                                 17,307,679
                                                                 ----------
 Buildings & Materials-4.04%
 Chicago Bridge and Iron ........................        36,600     450,638
 D.R. Horton ....................................        74,900   1,722,700
*Jacobs Engineering Group .......................        49,900   2,033,425
                                                                 ----------
                                                                  4,206,763
                                                                 ----------
 Cable, Media & Publishing-1.74%
 Cadmus Communications ..........................        23,700     451,781
*World Color Press ..............................        44,600   1,357,513
                                                                 ----------
                                                                  1,809,294
                                                                 ----------
 Chemicals-5.09%
 Crompton & Knowles .............................        41,800     864,738
 Ferro ..........................................        23,100     600,600
 OM Group .......................................        29,700   1,084,050
 RPM ............................................        39,900     638,400
*Scotts .........................................        54,900   2,110,219
                                                                 ----------
                                                                  5,298,007
                                                                 ----------
 Computers & Technology-6.84%
*Etec Systems ...................................        23,300     932,000
*Novellus Systems ...............................        16,700     825,084
*Quantum ........................................        35,300     749,022
*SCI Systems ....................................        25,900   1,495,725
 Scientific-Atlanta .............................        55,400   1,263,813
*Synopsys .......................................        34,100   1,847,794
                                                                 ----------
                                                                  7,113,438
                                                                 ----------
 Electronics & Electrical Equipment-2.13%
 Kuhlman .........................................       58,600   2,219,475
                                                                 ----------
                                                                  2,219,475
                                                                 ----------
----------------------
Top 10 stock holdings, representing 21.3% of net assets, are printed in bold.

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Energy-5.12%
*BJ Services ......................................      29,700  $  464,063
 Nicor ............................................      37,100   1,567,475
*Oceaneering International ........................      68,800   1,032,000
*Santa Fe Energy Resources ........................      68,900     508,138
*Seagull Energy ...................................      87,600     552,975
 Vintage Petroleum ................................      84,200     726,225
*Weatherford International ........................      24,500     474,688
                                                                 ----------
                                                                  5,325,564
                                                                 ----------
 Food, Beverage & Tobacco-3.65%
 Corn Products ....................................      43,300   1,315,238
 Universal Foods ..................................      90,200   2,474,863
                                                                 ----------
                                                                  3,790,101
                                                                 ----------

 Healthcare & Pharmaceuticals-3.28%
 Arrow International ..............................      35,800   1,125,463
*Trigon Healthcare ................................      61,100   2,279,794
                                                                 ----------
                                                                  3,405,257
                                                                 ----------
 Industrial Machinery-4.05%
 Columbus McKinnon ................................      36,800     655,500
*Global Industries Technology .....................      21,100     225,506
 IDEX .............................................      35,850     878,325
 Milacron .........................................      51,500     991,375
 Regal Beloit .....................................      41,100     945,300
 Watts Industries .................................      31,100     517,038
                                                                 ----------
                                                                  4,213,044
                                                                 ----------
 Leisure, Lodging & Entertainment-3.69%
*Hollywood Park ...................................      31,200     259,350
*King World Productions ...........................      39,200   1,153,950
 Viad .............................................      79,700   2,420,888
                                                                 ----------
                                                                  3,834,188
                                                                 ----------
 Paper & Forest Products-3.77%
 Bowater ..........................................      22,300     924,056
 Caraustar Industries .............................      31,500     897,750
 Chesapeake .......................................      15,900     586,313
 Glatfelter (P.H.) ................................      44,600     551,925
 Rayonier .........................................      20,900     960,094
                                                                 ----------
                                                                  3,920,138
                                                                 ----------
 Real Estate-9.02%
 Cabot Industrial Trust ...........................      59,200   1,209,900
 Chateau Communities ..............................      22,715     665,833
 Duke Realty Investments ..........................      44,500   1,034,625
 Kilroy Realty ....................................      16,800     386,400
 MeriStar Hospitality .............................      44,945     834,292
 New Plan Excel Realty Trust ......................      42,480     942,525
 Pan Pacific Retail Properties ....................      54,800   1,092,575
 Patriot American Hospitality .....................      33,932     203,592
 Prentiss Properties Trust ........................      51,000   1,137,938
 Public Storage ...................................      22,100     598,081
 Reckson Associates Realty ........................      57,500   1,275,781
                                                                 ----------
                                                                  9,381,542
                                                                 ----------



                                                               Small Cap Value-3

Small Cap Value Series
Statement of Net Assets (Continued)

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Retail-6.70%
*BJ's Wholesale Club ..............................      49,200  $2,278,575
 Casey's General Stores ...........................      77,800   1,013,831
 Pier 1 Imports ...................................     124,800   1,209,000
*Zale .............................................      76,300   2,460,675
                                                                 ----------
                                                                  6,962,081
                                                                 ----------
 Textiles, Apparel & Furniture-6.16%
*Furniture Brands International ...................      55,300   1,506,925
 HON Industries ...................................      65,000   1,555,938
*Jones Apparel Group ..............................      48,300   1,065,619
 Kellwood .........................................      48,300   1,207,500
*Quaker Fabric ....................................      16,750     106,520
 Wolverine World Wide .............................      72,500     960,625
                                                                 ----------
                                                                  6,403,127
                                                                 ----------
 Transportation & Shipping-3.48%
*Mesaba Holdings ..................................      59,300   1,221,209
*M.S. Carriers ....................................      39,900   1,301,738
 USFreightways ....................................      37,700   1,098,013
                                                                 ----------
                                                                  3,620,960
                                                                 ----------
 Utilities-3.24%
 American Water Works .............................      56,100   1,893,375
 Public Service Company of New Mexico .............      26,900     549,769
 Sierra Pacific Resources .........................      24,400     927,200
                                                                 ----------
                                                                  3,370,344
                                                                 ----------
 Total Common Stock
  (cost $89,840,116) ..............................              98,105,156
                                                                 ----------

                                                       Principal    Market
                                                        Amount      Value
Repurchase Agreements-7.24%
With Chase Manhattan 4.50% 1/4/99
   (dated 12/31/98, collateralized by
   $1,941,000 U.S. Treasury Notes 7.875%
   due 8/15/01, market value $2,153,017) ..........    $2,109,000  $2,109,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98, collateralized
   by $2,691,000 U.S. Treasury Notes
   5.75% due 10/31/00, market value $2,767,905) ...     2,711,000   2,711,000
With PaineWebber 4.85% 1/4/99
   (dated 12/31/98, collateralized by
   $590,000 U.S. Treasury Notes 7.75% due
   12/31/99, market value $607,841
   and $825,000 U.S. Treasury Notes 7.75% due
   1/31/00, market value $878,237 and
   $828,000 U.S. Treasury Notes 6.25% due
   8/31/00, market value $866,934 and $395,000
   U.S. Treasury Notes 6.50% due
   5/31/01, market value $413,522) ................     2,711,000   2,711,000
                                                                   ----------
Total Repurchase Agreements
   (cost $7,531,000) ..............................                 7,531,000
                                                                   ----------


TOTAL MARKET VALUE OF SECURITIES-101.58%
   (cost $97,371,116) .............................              $105,636,156

LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS-(1.58%) .................................                (1,646,732)
                                                                 ------------
NET ASSETS APPLICABLE TO 6,320,130 SHARES
   ($0.01, PAR VALUE) OUTSTANDING; EQUIVALENT TO
   $16.45 PER SHARE-100.00% .......................              $103,989,424
                                                                 ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to the Series ........................              $ 95,332,481
Undistributed net investment income ...............                 1,223,580
Accumulated net realized loss on investments ......                  (831,677)
Net unrealized appreciation of investments ........                 8,265,040
                                                                 ------------
Total net assets ..................................              $103,989,424
                                                                 ============
----------------------
* Non-income producing security for the year ended December 31, 1998.

                             See accompanying notes


                                                               Small Cap Value-4

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends .........................................             $1,693,215
Interest ..........................................                331,712
                                                               -----------
                                                                 2,024,927
                                                               -----------
EXPENSES:
Management fees ...................................                706,066
Accounting and administration .....................                 37,011
Registration fees .................................                 11,649
Professional fees .................................                 11,011
Reports and statements to shareholders ............                  8,850
Custodian fees ....................................                  7,804
Taxes (other than taxes on income) ................                  5,119
Dividend disbursing and transfer agent
   fees and expenses ..............................                  1,500
Directors' fees ...................................                  1,467
Other .............................................                 15,116
                                                               -----------
                                                                   805,593
                                                               -----------
Less expenses absorbed or waived by
   Delaware Management Company ....................                (25,707)
                                                               -----------
Total expenses ....................................                779,886
                                                               -----------
NET INVESTMENT INCOME .............................              1,245,041
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ..................               (827,096)
Net change in unrealized appreciation/
   depreciation of investments ....................             (5,586,278)
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ............................             (6,413,374)
                                                               -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................            ($5,168,333)
                                                               -----------

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statements of Changes in Net Assets


                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------


INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................   $ 1,245,041   $   629,715
Net realized gain (loss) on investments ...........      (827,096)    2,326,391
Net change in unrealized appreciation /
   depreciation of investments ....................    (5,586,278)   10,895,658
                                                     ------------   -----------
Net increase (decrease) in net assets
   resulting from operations ......................    (5,168,333)   13,851,764
                                                     ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................      (638,385)     (197,794)
Net realized gain on investments ..................    (2,340,745)   (1,672,255)
                                                     ------------   -----------
                                                       (2,979,130)   (1,870,049)
                                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................    34,478,733    49,431,262
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ............................     2,979,130     1,870,049
                                                     ------------   -----------
                                                       37,457,863    51,301,311
Cost of shares repurchased ........................    (9,392,119)   (2,894,623)
                                                     ------------   -----------
Increase in net assets derived from capital
   share transactions .............................    28,065,744    48,406,688
                                                     ------------   -----------
NET INCREASE IN NET ASSETS ........................    19,918,281    60,388,403
                                                     ------------   -----------
NET ASSETS:
Beginning of year .................................    84,071,143    23,682,740
                                                     ------------   -----------
End of year .......................................  $103,989,424   $84,071,143
                                                     ============   ===========

                             See accompanying notes




                                                               Small Cap Value-5

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1998        1997         1996        1995        1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year ................          $ 17.920     $14.500      $12.470     $10.290      $10.210

Income (loss) from investment operations:
Net investment income .............................             0.196       0.122        0.112       0.192        0.148
Net realized and unrealized gain (loss) on
   investments ....................................            (1.036)      4.338        2.548       2.208       (0.068)
                                                             --------     -------      -------     -------      -------
Total from investment operations ..................            (0.840)      4.460        2.660       2.400        0.080
                                                             --------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ..............            (0.135)     (0.110)      (0.180)     (0.150)        none
Distributions from net realized gain
   on investments .................................            (0.495)     (0.930)      (0.450)     (0.070)        none
                                                             --------     -------      -------     -------      -------
Total dividends and distributions .................            (0.630)     (1.040)      (0.630)     (0.220)        none
                                                             --------     -------      -------     -------      -------
Net asset value, end of year ......................          $ 16.450     $17.920      $14.500     $12.470      $10.290
                                                             ========     =======      =======     =======      =======
Total return ......................................            (4.79%)     32.91%       22.55%      23.85%        0.78%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .............          $103,989     $84,071      $23,683     $11,929      $ 6,291
Ratio of expenses to average net assets ...........             0.83%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation ....................             0.85%       0.90%        0.99%       0.96%        1.41%
Ratio of net investment income to average
   net assets .....................................             1.32%       1.24%        1.28%       2.13%        2.62%
Ratio of net investment income to average net
   assets prior to expense limitation .............             1.30%       1.14%        1.09%       1.97%        2.01%
Portfolio turnover ................................               45%         41%          84%         71%          26%

                             See accompanying notes



                                                               Small Cap Value-6

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Small Cap Value Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Small Cap Value Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.

                                                               Small Cap Value-7

Small Cap Value Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                Dividend disbursing
     Investment                                   transfer agent,
     management                                   accounting fees
   fee payable to                                and other expenses
        DMC                                        payable to DSC
   --------------                               -------------------
      $61,761                                          $3,695

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ......................................   $67,051,105
   Sales ..........................................   $39,625,573

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate        Aggregate
     Cost of          unrealized       unrealized     Net unrealized
   investments       appreciation     depreciation     appreciation
   -----------       ------------     ------------    --------------
   $97,395,146       $14,628,809      ($6,387,799)      $8,241,010

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                     Year of
                   expiration
                      2006
                   ----------
                    $807,647

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                            Shares issued upon
                                                      reinvestment of distributions
                                                           from net investment
                                                         income and net realized           Shares            Net
                                      Shares sold          gain on investments           repurchased       increase
                                      -----------     -----------------------------      -----------       --------
Year ended December 31, 1998 .....     2,030,407                  175,656                 (578,317)        1,627,746
Year ended December 31, 1997 .....     3,108,967                  135,708                 (185,778)        3,058,897


                                                               Small Cap Value-8

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Small Cap Value Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Small Cap Value Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Small Cap Value Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP
                                                         ---------------------
Philadelphia, Pennsylvania                                   Ernst & Young LLP
February 5, 1999

                                                               Small Cap Value-9

FOR GROWTH OF CAPITAL

Social Awareness Series
(Formerly Quantum Series)

Investment Strategy and Performance in 1998
   During fiscal 1998, volatility in the stock market caused investor emotions to run high. Stocks across the board fell sharply last summer upon concerns about lower than expected corporate profits and a slowing U.S. economy.
   In the fall, the Federal Reserve lowered its target for short-term interest rates, which inspired renewed interest in U.S. stocks after almost three months of volatility. Many large capitalization stocks rose to near record price levels. Stocks of mid-size companies did not fare as well and their prices rose to a much lesser extent.
   Consequently, Social Awareness Series--which invests in both mid- and large-cap stocks--did not benefit as much from this past autumn's stock market rally. The Series provided a total return of +15.45% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998. The Series' performance benchmarks, the Standard & Poor's 500 Index and the Domini Social 400 Index, delivered better returns of 28.56% and 22.99%, respectively. Both of these unmanaged indexes are composed primarily of large-cap stocks.
   We believe Social Awareness Series' approach to stock selection can be effective in emotion-driven markets, providing an advantage to its shareholders over the long term. The Series employs computer-driven quantitative analysis to choose stocks that appear to have superior long-term capital appreciation potential. This eliminates emotion and speculation from the investment process.

Portfolio Snapshot
   Social Awareness Series seeks companies that meet certain socially responsible criteria and exhibit both growth and value characteristics. Our quantitative computer software sifts through over 1,200 mid-size and large U.S. companies to uncover stocks with strong capital appreciation potential. We apply a series of social screens to each company, avoiding companies that:
   o Pollute the environment;
   o Make alcoholic beverages or tobacco products;
   o Produce nuclear power;
   o Manufacture military weapons;
   o Are involved in the gambling industry; or
   o Conduct animal testing for cosmetics or personal care products.
   On July 1, 1998, we expanded the Series' socially responsible mandate to include animal testing. The Series no longer invests in cosmetics manufacturers that test products and/or potentially harmful chemicals on animals. This screen does not apply to pharmaceutical products, which must undergo animal testing as a matter of law. Approximately 800 companies typically pass our social screens. Our computer then analyzes each company based on stock price and earnings fundamentals. We seek stocks that are selling below their fair market value and also demonstrate accelerating earnings growth.
   During fiscal 1998, financial stocks were the Series' largest sector allocation. This also reduced our performance because investor concern regarding the financial sector's exposure to overseas securities and loans drove the share prices of many insurance and banking firms lower.
   In 1998, we avoided most "supercap" stocks--very large company stocks with relatively high price to earnings ratios. These stocks led the stock market during fiscal 1998. However, they failed to rate highly according to our growth and value parameters, and some did not meet our socially responsible criteria. This made it difficult for us to keep pace with the market during the past year.
   On the positive side, bolstering the Series' performance were technology and health care stocks, which offered attractive capital appreciation prospects.

--------------------------------------------------------------------------------
Social Awareness Series Investment Objective
Seeks long-term capital appreciation. It attempts to achieve this objective by investing in large- and mid-capitalization stocks of U.S. companies expected to grow over time and deemed socially responsible. On May 1, 1998, Quantum Series was renamed Social Awareness Series to more clearly reflect its socially responsible investment strategy. The Series' investment objective and strategy were not affected by the name change.
--------------------------------------------------------------------------------

                                                              Social Awareness-1

Investment Outlook
   We believe that the economy may slow from its brisk pace in fiscal 1998, but still has plenty of momentum to keep expanding in fiscal 1999.
   Social Awareness Series has been positioned over the past fiscal year to benefit from U.S. economic growth while escaping the full impact of struggling international markets. Many of the companies in which we invest generate the majority of their revenues from U.S. and/or European markets.
   Overall, we expect additional stock market volatility in fiscal 1999. Fortunately, we believe our quantitative investment strategy will not only endure the short-term effects of market volatility, but ultimately reward patient, long-term investors.


Growth of a $10,000 Investment
May 1, 1997 through December 31, 1998

                 Social Awareness       Domini Social 400
                      Series                 Index               S&P 500 Index
    5/1/97           $10,000                $10,000                 $10,000
   5/31/97           $10,480                $10,544                 $10,000
   6/30/97           $10,790                $10,944                 $10,448
   7/31/97           $11,860                $11,917                 $11,297
   8/31/97           $11,440                $11,241                 $10,647
   9/30/97           $12,290                $11,862                 $11,231
  10/31/97           $12,020                $11,491                 $10,856
  11/30/97           $12,560                $12,196                 $11,358
  12/31/97           $12,840                $12,419                 $11,553
   1/31/98                                  $12,681                 $11,681
   2/28/98                                  $13,629                 $12,523
   3/31/98           $14,671                $14,209                 $13,165
   4/30/98                                  $14,307                 $13,297
   5/31/98                                  $14,045                 $13,068
   6/30/98           $14,742                $14,769                 $13,599
   7/31/98                                  $14,702                 $13,454
   8/31/98                                  $12,524                 $11,509
   9/30/98           $12,205                $13,352                 $12,246
  10/31/98                                  $14,536                 $13,243
  11/30/98                                  $15,544                 $14,045
  12/31/98           $14,823                $16,710                 $13,219



                                  Social Awareness Series
                                Average Annual Total Returns
                                ----------------------------
Lifetime                                 +26.56%
One Year                                 +15.45%
      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Social Awareness Series, the S&P 500 Index and the Domini Social 400 Index for the period from the Series' inception on May 1, 1997 through December 31, 1998. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objectives and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Social Awareness-2

Delaware Group Premium Fund, Inc.-Social Awareness Series
Statement of Net Assets
December 31, 1998

                                                         Number of       Market
                                                           Shares        Value
 COMMON STOCK-96.93%
 Automobiles & Automotive Parts-0.04%
 PACCAR ........................................             300       $  12,300
                                                                       ---------
                                                                          12,300
                                                                       ---------
 Banking, Finance & Insurance-21.42%
 A.G. Edwards ..................................           4,745         176,751
 Allstate ......................................           6,780         261,878
 American Express ..............................           2,800         286,300
 American International Group ..................           2,700         260,888
 AmSouth Bancorporation ........................           2,970         135,506
 BankBoston ....................................           3,240         126,158
 Bank One ......................................           3,512         179,332
 Bankers Trust New York ........................           1,400         119,613
 Chase Manhattan ...............................           3,810         259,318
 Citigroup .....................................           4,590         227,205
 City National .................................           4,025         167,541
 Comerica ......................................           2,662         181,515
 Conseco .......................................           3,700         113,081
 Countrywide Credit Industries .................           2,400         120,450
 Dime Bancorp ..................................           8,800         232,650
 EXEL Limited Class A ..........................             858          64,350
 Federal Home Loan Mortgage ....................           1,800         115,988
 Federal National Mortgage Association .........           3,600         266,400
 First American Financial ......................           6,200         199,175
*FIRSTPLUS Financial Group .....................          10,800          29,700
 First Union ...................................           4,670         283,994
 John Nuveen ...................................           3,000         111,375
 Marsh & McLennan ..............................           1,415          82,689
 Mellon Bank ...................................           2,105         144,719
 Metris ........................................           5,755         288,829
 Morgan Stanley Dean Witter ....................           1,500         106,500
 National City .................................           1,610         116,725
 Old Republic International ....................           8,090         182,025
 PaineWebber Group .............................           3,870         149,479
 PNC Financial Group ...........................           3,800         205,675
 Protective Life ...............................           3,300         131,381
 Reliance Group Holdings .......................           8,870         114,201
 Republic New York .............................           2,500         113,906
 SLM Holding ...................................           3,002         144,096
 T. Rowe Price Associates ......................           2,200          74,938
                                                                       ---------
                                                                       5,774,331
                                                                       ---------
 Buildings & Materials-1.51%
 Kaufman & Broad Home ..........................           8,000         230,000
 Premark International .........................           5,100         176,588
                                                                       ---------
                                                                         406,588
                                                                       ---------
 Cable, Media & Publishing-4.98%
 Dun & Bradstreet ..............................           4,805         151,658
 Ennis Business Forms ..........................             715           7,105
 Gannett .......................................           2,070         137,008
 McGraw-Hill ...................................           2,900         295,438
 New York Times ................................           3,100         107,531
 Omnicom Group .................................           2,400         139,200
 Reynolds & Reynolds Class A ...................           6,700         153,681
 R.H.Donnelley .................................             961          13,995
*Snyder Communications .........................           3,700         124,875

--------------
Top 10 stock holdings, representing 17.6% of net assets, are printed in bold.

                                                         Number of       Market
                                                           Shares        Value
 COMMON STOCK (Continued)
 Cable, Media & Publishing (Continued)
 Time Warner .....................................          2,200     $  136,538
*World Color Press ...............................          2,500         76,094
                                                                       ---------
                                                                       1,343,123
                                                                       ---------
 Computers & Technology-16.27%
*America Online ..................................          1,100        176,000
*American Power Conversion .......................          4,925        238,401
*Apple Computer ..................................          5,800        237,619
*BMC Software ....................................          4,600        205,131
*Cisco Systems ...................................          4,600        427,081
 Compaq Computer .................................          5,000        209,688
*Dell Computer ...................................          5,000        366,094
 Deluxe ..........................................          3,315        121,205
*EMC .............................................          5,070        430,950
 HBO .............................................          7,680        220,560
 Keane ...........................................          1,900         75,881
*Lexmark International Group A ...................          3,600        361,800
*Microsoft .......................................          6,380        883,829
*Storage Technology ..............................          3,840        136,560
*The Learning Company ............................         11,400        295,688
                                                                       ---------
                                                                       4,386,487
                                                                       ---------
 Consumer Products-1.73%
 Avon Products ...................................          2,260        100,005
 Clorox ..........................................          1,090        127,326
 Gillete .........................................          3,300        159,431
 United Stationers ...............................          3,000         80,813
                                                                       ---------
                                                                         467,575
                                                                       ---------
 Electronics & Electrical Equipment-4.03%
 General Cable ...................................          9,000        184,500
*Solectron .......................................          3,700        343,869
*Waters ..........................................          6,400        558,400
                                                                       ---------
                                                                       1,086,769
                                                                       ---------
 Energy-0.47%
 Helmerich & Payne ...............................          4,780         92,600
*Oryx Energy .....................................          2,610         35,072
                                                                       ---------
                                                                         127,672
                                                                       ---------
 Food & Beverage-5.09%
*Agribrands International ........................             27            810
 Flowers Industries ..............................          9,670        231,476
 General Mills ...................................          3,200        248,800
 International Multifoods ........................            920         23,748
 Interstate Bakeries .............................          6,770        178,982
 McCormick and Company ...........................          3,600        121,613
 Quaker Oats .....................................          3,925        233,538
 Ralston-Purina Group ............................          4,610        149,249
*Suiza Foods .....................................          1,900         96,781
 Universal Foods .................................          3,200         87,800
                                                                       ---------
                                                                       1,372,797
                                                                       ---------
 Healthcare & Pharmaceuticals-11.44%
 Allegiance ......................................          8,600        400,975
*AmeriSource Health Class A ......................          1,400         91,000
*Amgen ...........................................          3,200        334,400
*Arterial Vascular Engineering ...................          6,900        361,603
 Bergen Brunswig Class A .........................          8,400        292,950
*Beverly Enterprises .............................         11,150         75,263


                                                              Social Awareness-3

Social Awareness Series
Statement of Net Assets (Continued)


                                                         Number of       Market
                                                           Shares        Value
 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals (Continued)
 Eli Lilly .......................................          2,600     $  231,075
 Guidant .........................................            900         99,225
*Health Management Associates Class A ............         12,250        264,906
*Lincare Holdings ................................          2,590        104,976
 McKesson ........................................          3,000        237,188
 Mylan Laboratories ..............................          6,200        195,300
*NBTY ............................................         11,700         82,997
*PharMerica ......................................          1,433          8,643
*Rexall Sundown ..................................         12,900        179,794
*Twinlab .........................................          9,400        123,082
                                                                       ---------
                                                                       3,083,377
                                                                       ---------
 Industrial Machinery-1.13%
 Deere & Co. .....................................            975         32,297
 Ingersoll-Rand ..................................          3,600        168,975
 Tredegar Industries .............................          4,600        103,500
                                                                       ---------
                                                                         304,772
                                                                       ---------
 Leisure, Lodging & Entertainment-2.15%
*Brinker International ...........................          8,600        248,325
 McDonald's ......................................          2,100        160,913
 Walt Disney .....................................          5,700        171,000
                                                                       ---------
                                                                         580,238
                                                                       ---------
 Metals & Mining-0.72%
 Cleveland Cliffs Iron ...........................          4,800        193,500
                                                                       ---------
                                                                         193,500
                                                                       ---------
 Packaging & Containers-0.09%
*Sealed Air ......................................            500         25,531
                                                                       ---------
                                                                          25,531
                                                                       ---------
 Retail-9.24%
*Dollar Tree Stores ..............................          3,500        152,797
 Fingerhut .......................................          5,200         80,275
 Gap .............................................          3,213        180,731
 Home Depot ......................................          4,500        275,344
 Jostens .........................................          7,245        189,728
 Lowe's Companies ................................          3,800        194,513
 Neiman-Marcus Group .............................          5,000        124,688
 Ross Stores .....................................          5,730        225,440
*Safeway .........................................          3,260        198,656

                                                         Number of       Market
                                                           Shares        Value
 COMMON STOCK (Continued)
 Retail (Continued)
 TJX .............................................          8,520     $  247,080
 Wal-Mart Stores .................................          5,100        415,331
*Zale ............................................          6,400        206,400
                                                                      ----------
                                                                       2,490,983
                                                                      ----------
 Telecommunications-11.74%
*ADC Telecommunications ..........................          8,500        294,313
*AirTouch Communications .........................          2,000        144,875
 ALLTEL ..........................................          4,850        290,091
 Ameritech .......................................          4,650        294,694
 AT&T ............................................          5,195        390,924
 BellSouth .......................................         10,180        507,728
 Century Telecommunications
  Enterprises ....................................          2,900        195,750
*MCI Worldcom ....................................          4,100        294,303
 SBC Communications ..............................          5,590        299,764
*Tellabs .........................................          2,000        137,125
 US West Communications Group ....................          4,870        314,724
                                                                      ----------
                                                                       3,164,291
                                                                      ----------
 Textiles, Apparel & Furniture-1.71%
*Knoll ...........................................          1,300         38,513
 Miller (Herman) .................................          1,400         37,538
*Tommy Hilfiger ..................................          3,320        199,200
*Westpoint Stevens ...............................          5,900        186,034
                                                                      ----------
                                                                         461,285
                                                                      ----------
 Transportation & Shipping-0.98%
*AMR .............................................          2,320        137,750
 Tidewater .......................................          2,400         55,650
*UAL .............................................          1,180         70,431
                                                                      ----------
                                                                         263,831
                                                                      ----------
 Utilities-2.19%
 Enron ...........................................          4,400        251,075
 OGE Energy ......................................          7,900        228,606
 UtiliCorp United ................................          3,000        110,063
                                                                      ----------
                                                                         589,744
                                                                      ----------
 Total Common Stock
  (cost $22,445,940 ) ............................                    26,135,194
                                                                      ----------

                                                              Social Awareness-4

Social Awareness Series
Statement of Net Assets (Continued)


                                                         Principal    Market
                                                          Amount      Value
REPURCHASE AGREEMENTS-4.39%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $305,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $338,205).....................................        $331,000    $331,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $423,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $434,794).....................................         426,000     426,000


                                                         Principal    Market
                                                          Amount      Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98,
   collateralized by $93,000
   U.S. Treasury Notes 7.75%
   due 12/31/99, market value
   $95,482 and $130,000 U.S.
   Treasury Notes 7.75% due
   1/31/00, market value
   $137,957 and $130,000 U.S.
   Treasury Notes 6.25% due
   8/31/00, market value
   $136,181 and $62,000
   U.S. Treasury Notes
   6.50% due 5/31/01,
   market value $64,958).........................        $426,000      $426,000
                                                                      ---------
Total Repurchase Agreements
   (cost $1,183,000).............................                     1,183,000
                                                                      ---------

TOTAL MARKET VALUE OF SECURTIES-101.32% (cost $23,628,940 )......   $27,318,194

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.32%)..........      (356,296)
                                                                    -----------

NET ASSETS APPLICABLE TO 1,853,052 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $14.55 PER SHARE-100.00%...........   $26,961,898
                                                                    ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
authorized to the Fund with 50,000,000 shares
allocated to the Series..........................................   $23,730,841
Undistributed net investment income .............................       119,544
Accumulated net realized loss on investments.....................      (577,741)
Net unrealized appreciation of investments.......................     3,689,254
                                                                    -----------
Total net assets.................................................   $26,961,898
                                                                    ===========

---------------
*Non income producing security for the year ended December 31, 1998.

                             See accompanying notes

                                                              Social Awareness-5

Delaware Group Premium Fund, Inc. -
Social Awareness Series
Statement of Operations
Year Ended December 31, 1998


Investment Income:
Dividends .................................................         $   180,300
Interest ..................................................              74,819
                                                                    -----------
                                                                        255,119
                                                                    -----------

Expenses:
Management fees ...........................................             117,271
Accounting and administration .............................               6,249
Custodian fees ............................................               4,669
Registration fees .........................................               3,650
Professional fees .........................................               2,664
Reports and statements to shareholders ....................               1,750
Taxes (other than taxes on income) ........................                 729
Dividend disbursing and transfer agent
 fees and expenses ........................................                 637
Directors' fees ...........................................                 443
Other .....................................................               1,189
                                                                    -----------
                                                                        139,251
                                                                    -----------
Less expenses absorbed or waived by
 Delaware Management Company ..............................              (8,769)
                                                                    -----------

Total expenses ............................................             130,482
                                                                    -----------

Net Investment Income .....................................             124,637
                                                                    -----------

Net Realized and Unrealized Gain (Loss)
 on Investments:
Net realized loss on investments ..........................            (574,831)
Net change in unrealized appreciation /
 depreciation of investments ..............................           3,051,264
                                                                    -----------
Net Realized and Unrealized Gain
 on Investments ...........................................           2,476,433
                                                                    -----------

Net Increase in Net Assets
 Resulting from Operations ................................         $ 2,601,070
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Social Awareness Series
Statements of Changes in Net Assets

                                                     Year Ended      5/1/97* to
                                                      12/31/98        12/31/97
                                                     ----------      -----------
Increase (Decrease) In Net Assets
 From Operations:
Net investment income ..........................   $    124,637    $     30,982
Net realized gain (loss) on investments ........       (574,831)        119,612
Net change in unrealized appreciation /
 depreciation of investments ...................      3,051,264         637,990
                                                   ------------    ------------
Net increase in net assets
 resulting from operations .....................      2,601,070         788,584
                                                   ------------    ------------

Distributions To Shareholders From:
Net investment income ..........................        (33,744)           --
Net realized gain on investments ...............       (124,853)           --
                                                   ------------    ------------
                                                       (158,597)           --
                                                   ------------    ------------
Capital Share Transactions:
Proceeds from shares sold ......................     19,771,054       8,018,354
Net asset value of shares issued upon
 reinvestment of distributions from net
 investment income and net realized
 gain on investments ...........................        158,597            --
                                                   ------------    ------------
                                                     19,929,651       8,018,354
Cost of shares repurchased .....................     (3,210,331)     (1,006,833)
                                                   ------------    ------------
Increase in net assets derived from capital
 share transactions ............................     16,719,320       7,011,521
                                                   ------------    ------------

Net Increase In Net Assets .....................     19,161,793       7,800,105
                                                   ------------    ------------

Net Assets:
Beginning of period ............................      7,800,105            --
                                                   ------------    ------------
End of period ..................................   $ 26,961,898    $  7,800,105
                                                   ============    ============
-----------------
*Date of commencement of operations.

                             See accompanying notes

                                                              Social Awareness-6

Delaware Group Premium Fund, Inc.-Social Awareness Series
Financial Highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                          Year        5/1/97(1)
                                                          Ended          to
                                                        12/31/98      12/31/97
                                                        --------      ---------
Net asset value, beginning of period ...............    $ 12.840      $ 10.000

Income from investment operations:
Net investment income ..............................       0.065          0.051
Net realized and unrealized gain on investments ....       1.880          2.789
                                                        --------      ---------
Total from investment operations ...................       1.945          2.840
                                                        --------      ---------

Less dividends and distributions:
Dividends from net investment income ...............      (0.050)          none
Distributions from net realized gain on investments       (0.185)          none
                                                        --------      ---------
Total dividends and distributions ..................      (0.235)          none
                                                        --------      ---------

Net asset value, end of period .....................    $ 14.550      $  12.840
                                                        ========      =========

Total return .......................................       15.45%         28.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............    $ 26,962      $   7,800
Ratio of expenses to average net assets ............        0.83%          0.80%
Ratio of expenses to average net assets
   prior to expense limitation .....................        0.89%          1.40%
Ratio of net investment income to average net assets        0.80%          1.13%
Ratio of net investment income to average net
   assets prior to expense limitation ..............        0.74%          0.53%
Portfolio turnover .................................          30%            52%

---------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes


                                                              Social Awareness-7

Delaware Group Premium Fund, Inc.-Social Awareness Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Social Awareness Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Social Awareness Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series. Vantage Global Advisors, Inc., an affiliate of DMC, receives a fee equal to 0.25% of average daily net assets up to $20 million, 0.35% of average daily net assets between $20 million and $50 million, and 0.40% of average daily net assets over $50 million of the Series for acting as a sub-advisor to the Series. The Series does not pay any fees to the sub-adviser.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                              Social Awareness-8

Social Awareness Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                              Dividend disbursing
                       Investment                transfer agent,
                       management                accounting fees
                     fee payable to             and other expenses
                         DMC                      payable to DSC
                     --------------           --------------------
                       $15,282                         $957

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases............   $20,650,066
Sales ...............   $ 4,377,130

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                           Aggregate         Aggregate
          Cost of         unrealized        unrealized       Net unrealized
        investments       appreciation     depreciation       appreciation
        -----------       ------------     ------------      --------------
        $23,628,990        $4,961,508      ($1,272,304)        $3,689,204

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                        Year of
                      expiration
                         2006
                      ----------
                       $577,691

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                           Shares issued upon
                                                      reinvestment of distributions
                                                            from net investment
                                                         income and net realized            Shares         Net
                                       Shares sold         gain on investments            repurchased    increase
                                       -----------     ----------------------------       -----------    ----------
Year ended December 31, 1998........    1,464,605               12,698                     (231,596)     1,245,707
Period ended December 31, 1997*.....      695,631                    -                      (88,286)       607,345

------------------
*Commenced operations on 5/1/97.

                                                              Social Awareness-9

Delaware Group Premium Fund, Inc.-Social Awareness Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Social Awareness Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Social Awareness Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Social Awareness Series at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                      /s/ Ernst & Young LLP
                                                      ----------------------
                                                         Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999


                                                             Social Awareness-10

FOR TOTAL RETURN

Devon Series

Investment Strategy and Performance in 1998
   Despite difficult market conditions, Devon Series provided strong results in fiscal 1998. For the 12 months ended December 31, 1998, the Series delivered a robust total return of +24.05% (capital change plus reinvestment of distributions). The unmanaged Standard & Poor's 500 Index had a total return of 28.56% for the same period.
   During fiscal 1998, Devon Series' growth and value selection process led to investments in large and mid-size companies that performed well. The Series focuses on what we call transition stocks--companies whose stocks currently meet value investment parameters, but at the same time have the potential to become strongly performing growth stocks.
   In evaluating a stock's total return prospects, we seek five indicators of a company's potential success:
        o An attractive stock price relative to the rest of the market;
        o A history of stable earnings growth; o Substantial positive cash flow;
        o Evidence of a major fundamental change (expansion or acquisition); and
        o Are not widely followed or are misunderstood by Wall Street analysts. By using a strict buy and sell discipline, we believe the Series' investment approach reduced exposure to market risks during the past year, especially when compared with more aggressive equity strategies.

Portfolio Snapshot
   Even as the U.S. stock market suffered its worst short-term setback since the October 1987 crash, we still found many opportunities for Devon Series to excel in fiscal 1998.
   We achieved above-average results by focusing on dividend-paying stocks and by avoiding companies whose stock prices relative to earnings (P/E ratio) were more than 20% higher than the average stock in the S&P 500 Index. This strategy also helped us to preserve capital during the summer when many stocks fell significantly from their highs.
   Leading the portfolio's strong performance were pharmaceutical stocks, specialty service and capital goods stocks, and non-bank financial stocks. Retail stocks were strong early in the year, but faded during the second half as consumer spending tapered off somewhat.
   Many of the holdings in the portfolio are mid-size companies in niche businesses in transition. We believe investors can reap substantial capital appreciation potential from stocks that are making a positive transition from being undervalued (compared to their industry) to being highly prized by growth-oriented investors.

Investment Outlook
   With the outlook for many American corporations uncertain, we are focusing Devon Series on companies that appear well-positioned to generate earnings growth of at least 10% per year even if the U.S. economy slows in 1999.
   By purchasing and holding stocks with P/E ratios that are reasonable compared to the S&P 500 Index, we believe Devon Series can benefit should the Federal Reserve decide to further reduce interest rates in 1999. Companies with relatively low P/Es typically benefit the most from interest rate cuts.
   We also believe that even though a recession is unlikely, business profits and overall economic conditions will continue to soften as the effects of global economic turmoil penetrate the U.S.
   To maximize the efficiency of our research efforts, we will continue to maintain a relatively concentrated portfolio. Our target for 1999 is to have the portfolio's top 10 holdings represent about 35% of Devon's net assets, and the top 20 stocks to represent slightly more than half of net assets. We're comfortable with a portfolio of 50 to 70 stocks.


--------------------------------------------------------------------------------
Devon Series Investment Objective
Seeks current income and capital appreciation. It attempts to achieve this objective by investing primarily in income-producing common stocks of large- and mid-cap U.S. companies that the investment manager believes have the potential for above-average dividend increases over time.
--------------------------------------------------------------------------------

                                                                         Devon-1

Growth of a $10,000 Investment
May 1, 1997 through
December 31, 1998


                       Devon Series        S&P500 Index
                       ------------        -------------
    5/1/97                $10,000             $10,000
   5/31/97                $10,440             $10,000
   6/30/97                $10,900             $10,448
   7/31/97                $11,790             $11,279
   8/31/97                $11,400             $10,647
   9/30/97                $12,030             $11,231
  10/31/97                $11,700             $10,856
  11/30/97                $12,220             $11,358
  12/31/97                $12,730             $11,553
   1/31/98                                    $11,681
   2/28/98                                    $12,523
   3/31/98                $14,256             $13,165
   4/30/98                                    $13,297
   5/31/98                                    $13,068
   6/30/98                $14,236             $13,599
   7/31/98                                    $13,454
   8/31/98                                    $11,509
   9/30/98                $13,070             $12,246
  10/31/98                                    $13,243
  11/30/98                                    $14,045
  12/31/98                $15,790             $13,219




            Devon Series
    Average Annual Total Returns
    ----------------------------
    Lifetime            +31.44%
    One Year            +24.05%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Devon Series and the S&P 500 Index for the period from the Series' inception on May 1, 1997 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                         Devon-2

Delaware Group Premium Fund, Inc.-Devon Series
Statement of Net Assets
December 31, 1998
                                                          Number    Market
                                                        of Shares   Value
 COMMON STOCK-89.11%
 Aerospace & Defense-0.35%
 GenCorp ..........................................       9,700  $  241,894
                                                                 ----------
                                                                    241,894
                                                                 ----------
 Automobiles & Automotive Parts-4.41%
 Danaher ..........................................      23,500   1,276,344
 Federal Signal ...................................      64,000   1,752,000
                                                                 ----------
                                                                  3,028,344
                                                                 ----------
 Banking, Finance & Insurance-14.35%
 AFLAC ............................................      36,800   1,619,200
 American International Group .....................      10,225     987,991
 Chubb ............................................       6,200     402,225
 Equifax ..........................................      56,800   1,941,850
 Federal Home Loan Mortgage .......................      38,900   2,506,619
 Mercury General ..................................      10,100     442,506
 Nationwide Financial Services Class A ............      13,200     682,275
 Unum .............................................      21,900   1,278,413
                                                                 ----------
                                                                  9,861,079
                                                                 ----------
 Buildings & Materials-4.03%
 Masco ............................................      72,100   2,072,875
 Premark International ............................      20,200     699,425
                                                                 ----------
                                                                  2,772,300
                                                                 ----------
 Cable, Media & Publishing-0.66%
 Wallace Computer Services ........................      17,100     451,013
                                                                 ----------
                                                                    451,013
                                                                 ----------
 Chemicals-2.49%
 Crompton & Knowles ...............................      20,500     424,094
 Hercules .........................................       9,300     254,588
 Valspar ..........................................      27,700   1,033,556
                                                                 ----------
                                                                  1,712,238
                                                                 ----------
 Computers & Technology-5.27%
 Hewlett-Packard ..................................      40,600   2,773,488
*SunGard Data Systems .............................      21,300     845,344
                                                                 ----------
                                                                  3,618,832
                                                                 ----------
 Electronics & Electrical Equipment-4.22%
 Intel ............................................       7,700     912,691
 Pittston Brinks Group ............................      20,100     640,688
 Symbol Technologies ..............................       7,050     450,759
 Teleflex .........................................      19,700     898,813
                                                                 ----------
                                                                  2,902,951
                                                                 ----------
 Energy-2.01%
 Amoco ............................................       9,700     572,300
 Total S. A. ADR ..................................      16,200     805,950
                                                                 ----------
                                                                  1,378,250
                                                                 ----------
 Environmental Services-4.37%
 Ecolab ...........................................      83,000   3,003,563
                                                                 ----------
                                                                  3,003,563
                                                                 ----------
 Food, Beverage & Tobacco-6.38%
 Campbell Soup ....................................      11,500     632,500
 ConAgra ..........................................      16,300     513,450
 Hannaford Brothers ...............................       6,400     339,200
 Philip Morris ....................................      23,800   1,273,300
 Ralston-Purina Group .............................      18,800     608,650
 Universal Foods ..................................      37,200   1,020,675
                                                                 ----------
                                                                  4,387,775
                                                                 ----------
----------------------
Top 10 stock holdings, representing 35.8% of net assets, are printed in bold.

                                                           Number     Market
                                                         of Shares    Value
COMMON STOCK (Continued)
Healthcare & Pharmaceuticals-8.39%
American Home Products ............................        42,900  $2,415,806
Johnson & Johnson .................................        10,900     914,238
Mylan Laboratories ................................        60,500   1,905,750
Zeneca Group ADR ..................................        11,800     529,525
                                                                   ----------
                                                                    5,765,319
                                                                   ----------
Real Estate-1.02%
Developers Diversified Realty .....................        10,200     181,050
Nationwide Health Properties ......................        12,200     263,063
Sun Communities ...................................         7,300     254,131
                                                                   ----------
                                                                      698,244
                                                                   ----------
Retail-9.44%
Food Lion Class A .................................        58,700     620,019
Intimate Brands ...................................        52,000   1,553,500
May Department Stores .............................         6,100     368,288
Rite Aid ..........................................        63,200   3,132,350
Sherwin-Williams ..................................        20,400     599,250
Storage USA .......................................         6,700     216,494
                                                                   ----------
                                                                    6,489,901
                                                                   ----------
Telecommunications-4.12%
Alltel ............................................        12,000     717,750
Ericsson ADR ......................................        17,100     408,797
SBC Communications ................................        31,800   1,705,275
                                                                   ----------
                                                                    2,831,822
                                                                   ----------
Textiles, Apparel & Furniture-5.16%
Hillenbrand Industries ............................        17,600   1,001,000
HON Industries ....................................        41,200     986,225
Miller (Herman) ...................................        20,700     555,019
Newell ............................................        24,300   1,002,375
                                                                   ----------
                                                                    3,544,619
                                                                   ----------
Utilities-1.44%
CMS Energy ........................................        10,300     498,906
Edison International ..............................         6,800     189,550
PacifiCorp ........................................        14,200     299,088
                                                                   ----------
                                                                      987,544
                                                                   ----------
Miscellaneous-11.00%
CarrAmerica Realty ................................         6,500     156,000
Pentair ...........................................        17,800     708,663
Service International .............................        57,500   2,188,607
Stewart Enterprises ...............................        83,200   1,848,600
Tyco International ................................        35,200   2,655,400
                                                                   ----------
                                                                    7,557,270
                                                                   ----------
Total Common Stock
   (cost $52,853,070)                                              61,232,958
                                                                   ----------
CONVERTIBLE PREFERRED STOCK-1.38%
Freeport McMoRan Copper & Gold ....................        20,700     307,913
Sealed Air ........................................        12,390     642,731
                                                                   ----------
Total Convertible Preferred Stock
   (cost $888,499) ................................                   950,644
                                                                   ----------

                                                                         Devon-3

Devon Series
Statement of Net Assets (Continued)

                                                        Principal    Market
                                                          Amount     Value
REPURCHASE AGREEMENTS-9.86%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $1,745,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $1,936,029) ....................................    $1,897,000  $1,897,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $2,420,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $2,488,947) ....................................     2,438,000   2,438,000



                                                        Principal    Market
                                                          Amount     Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98,
   collateralized by $530,000
   U.S. Treasury Notes 7.50%
   due 12/31/99, market value
   $546,581 and $742,000 U.S.
   Treasury Notes 7.75% due
   1/31/00, market value $789,725
   and $744,000 U.S. Treasury Notes
   6.25% due 8/31/00, market value
   $779,561 and $355,000 U.S.
   Treasury Notes 6.50% due
   5/31/01, market value $371,846) ................   $2,437,000  $ 2,437,000
                                                                  -----------
Total Repurchase Agreements
   (cost $6,772,000) ..............................                 6,772,000
                                                                  -----------


TOTAL MARKET VALUE OF SECURITIES-100.35%
   (cost $60,513,569) .............................               $68,955,602

LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS-(0.35)% .................................                  (241,337)
                                                                  -----------
NET ASSETS APPLICABLE TO 4,451,179 SHARES
   ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $15.44 PER SHARE-100.00% .........               $68,714,265
                                                                  ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000
   shares authorized to the Fund with
   50,000,000 shares allocated to the Series ......               $58,859,971
Undistributed net investment income ...............                   472,525
Accumulated net realized gain on investments ......                   939,736
Net unrealized appreciation of investments ........                 8,442,033
                                                                  -----------
Total net assets ..................................               $68,714,265
                                                                  ===========
----------------------
* Non-income producing security for the year ended December 31, 1998.

ADR - American Depository Receipt

                             See accompanying notes


                                                                         Devon-4

Delaware Group Premium Fund, Inc.-Devon Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends .........................................             $523,636
Interest ..........................................              193,633
                                                              ----------
                                                                 717,269
                                                              ----------
EXPENSES:
Management fees ...................................              218,772
Accounting and administration .....................               13,551
Dividend disbursing and transfer agent fees
   and expenses ...................................                1,723
Custodian fees ....................................                1,171
Reports and statements to shareholders ............                  592
Directors' fees ...................................                  532
Registration fees .................................                  380
Professional fees .................................                  330
Taxes (other than taxes on income) ................                  157
Other .............................................                5,580
                                                              ----------
                                                                 242,788
                                                              ----------
Less expenses absorbed or waived by
   Delaware Management Company ....................               (2,505)
                                                              ----------
Total expenses ....................................              240,283
                                                              ----------
NET INVESTMENT INCOME                                            476,986
                                                              ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS: ................................
Net realized gain on investments ..................              947,836
Net change in unrealized appreciation/
   depreciation of investments ....................            7,281,217
                                                              ----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ............................            8,229,053
                                                              ----------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................           $8,706,039
                                                              ==========

                             See accompanying notes

Delaware Group Premium Fund, Inc.-Devon Series
Statements of Changes in Net Assets

                                                        Year Ended  5/1/97* to
                                                         12/31/98    12/31/97
                                                        ----------  ----------
INCREASE IN NET ASSETS FROM
   OPERATIONS:
Net investment income .............................      $476,986    $105,114
Net realized gain on investments ..................       947,836     273,934
Net change in unrealized appreciation/
   depreciation of investments ....................     7,281,217   1,160,816
                                                      ----------- -----------
Net increase in net assets resulting from
   operations .....................................     8,706,039   1,539,864
                                                      ----------- -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................      (109,925)          -
Net realized gain on investments ..................      (281,684)          -
                                                      ----------- -----------
                                                         (391,609)          -
                                                      ----------- -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................    48,520,957  16,373,026
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ............................       391,609           -
                                                      ----------- -----------
                                                       48,912,566  16,373,026
Cost of shares repurchased ........................    (5,166,222) (1,259,399)
                                                      ----------- -----------
Increase in net assets derived from capital
   share transactions .............................    43,746,344  15,113,627
                                                      ----------- -----------
NET INCREASE IN NET ASSETS ........................    52,060,774  16,653,491
                                                      ----------- -----------
NET ASSETS:
Beginning of period ...............................    16,653,491           -
                                                      ----------- -----------
End of period .....................................   $68,714,265 $16,653,491
                                                      ----------- -----------
----------------------
*Date of commencement of operations.

                             See accompanying notes

                                                                         Devon-5

Delaware Group Premium Fund, Inc.-Devon Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                          Year     5/1/97(1)
                                                         Ended         to
                                                        12/31/98    12/31/97
                                                       ----------  ----------
Net asset value, beginning of period ..............     $12.730     $10.000

Income from investment operations:
Net investment income .............................       0.106       0.080
Net realized and unrealized gain on
   investments ....................................       2.889       2.650
                                                        -------     -------
Total from investment operations ..................       2.995       2.730
                                                        -------     -------
Less dividends and distributions:
Dividends from net investment income ..............      (0.080)       none
Distributions from net realized gain on
   investments ....................................      (0.205)       none
                                                        -------     -------
Total dividends and distributions .................      (0.285)       none
                                                        -------     -------
Net asset value, end of period ....................     $15.440     $12.730
                                                        =======     =======
Total return ......................................      24.05%      27.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...........     $68,714     $16,653
Ratio of expenses to average net assets ...........       0.66%       0.80%
Ratio of expenses to average net assets
   prior to expense limitation ....................       0.66%       0.91%
Ratio of net investment income to average
   net assets .....................................       1.30%       2.01%
Ratio of net investment income to average net
   assets prior to expense limitation .............       1.30%       1.90%
Portfolio turnover ................................         34%         80%
----------------------
(1)Date of commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                                         Devon-6

Delaware Group Premium Fund, Inc.-Devon Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Devon Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Devon Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999.

                                                                         Devon-7

Devon Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                Dividend disbursing
     Investment                                   transfer agent,
     management                                   accounting fees
   fee payable to                               and other expenses
         DMC                                      payable to DSC
   --------------                               ------------------
      $27,967                                         $2,385

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ......................................   $50,184,952
   Sales ..........................................   $11,185,648

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                         Aggregate     Aggregate
     Cost of            unrealized     unrealized      Net unrealized
   investments         appreciation   depreciation      appreciation
   -----------         ------------   ------------     --------------
   $60,516,330          $9,298,325     ($859,053)        $8,439,272

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                             Shares issued upon
                                                       reinvestment of distributions
                                                            from net investment
                                                          income and net realized             Shares         Net
                                          Shares sold       gain on investments            repurchased     increase
                                          -----------  -----------------------------       -----------     --------
   Year ended December 31, 1998 .......    3,519,429                31,229                   (407,718)    3,142,940
   Period ended December 31, 1997* ....    1,418,088                    --                   (109,849)    1,308,239

----------------------
*Commenced operations on 5/1/97.

                                                                         Devon-8

Delaware Group Premium Fund, Inc.-Devon Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Devon Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Devon Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Devon Series at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP
                                                  ----------------------------
Philadelphia, Pennsylvania                        Ernst & Young LLP
February 5, 1999


                                                                         Devon-9

FOR TOTAL RETURN

Decatur Total Return Series

Investment Strategy and Performance in 1998
   Large-cap growth stocks continued to dominate market returns in 1998. This made it difficult for Decatur Total Return Series' large-cap value strategy to keep pace.
   For the 12 months ended December 31, 1998, the Series provided a total return of +11.35% (capital change plus reinvestment of distributions). This was less than half the 28.56% return of the unmanaged Standard & Poor's 500 Index for the same period.
   Much of the S&P 500's 12-month return was driven by a select group of large-cap growth companies. These stocks did not meet our investment criteria because their dividend yields were well below the average yield of the Index.
   Decatur Total Return Series' portfolio consists primarily of stocks that yield more than the average yield of the S&P 500. The potential benefits of this strategy are two-fold: a high yield may signal future appreciation potential and dividends offer investors up-front income while they wait for that possible appreciation.

Portfolio Snapshot
   During fiscal 1998, Decatur Total Return Series did not invest in technology stocks. None met our dividend-yield expectations. This was detrimental to the Series' 1998 performance since technology stocks were among the year's top performing sectors.
   Financial services stocks represented the largest percentage of portfolio net assets, though we modestly reduced our holdings of smaller banks. With the mergers completed in the banking industry in 1998, market prices have shifted in favor of banks that have merged. Therefore, we shifted our focus toward large banks. We believe they now offer better opportunities for capital appreciation and income potential than small banks.
   Our holdings of several pharmaceutical companies contributed positively to the Series' total return in 1998. These included companies that manufacture drugs to treat a range of conditions, from male pattern baldness and arthritis to infectious diseases.
   In a highly unusual move for the Series, we added more utility stocks. Deregulation in the electric industry has, in our opinion, created a unique opportunity for meaningful stock returns.

Investment Outlook
   In our opinion, this past year's volatility in the stock market signals the beginning of stock returns more consistent with historic trends. Over the next few years, we think annual returns from stocks may be moderate, ranging from 8% to 12% returns--still attractive compared to most investment alternatives.
   Historically, Decatur Total Return Series' large-cap value discipline has contributed the most to the portfolio during periods of more "normal" stock returns. Though past performance is not a guarantee of the future, we believe we may soon embark upon a new cycle of outperformance for our yield-oriented strategy.
   Given the challenges equity investors faced in 1998, it appears that investors have begun to pay closer attention to investment risk. In our view, a value-oriented approach like Decatur Total Return Series employs can help manage such risk within your portfolio.

--------------------------------------------------------------------------------

Decatur Total Return Series Investment Objective
Seeks long-term growth by investing primarily in securities that offer the potential for income and capital appreciation without undue risk to principal.

--------------------------------------------------------------------------------

                                                          Decatur Total Return-1

Growth of a $10,000 investment
January 1, 1989 through
December 31, 1998


                             Decatur Total Return Series      S&P 500 Index
  12/31/88                            $10,000                   $10,000
  12/31/89                            $11,303                   $13,169
  12/30/90                            $ 9,807                   $12,759
  12/31/91                            $11,997                   $16,647
  12/31/92                            $13,055                   $17,916
  12/31/93                            $15,072                   $19,722
  12/31/94                            $15,039                   $19,982
  12/31/95                            $20,473                   $27,492
  12/31/96                            $24,713                   $33,802
  12/31/97                            $32,325                   $45,080
  12/31/98                            $36,021                   $58,037



           Decatur Total Return Series
           Average Annual Total Returns
           ----------------------------
10 Years                                 +13.67%
Five Years                               +19.06%
One Year                                 +11.35%
       For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Decatur Total Return Series and the S&P 500 Index for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.
                                                          Decatur Total Return-2

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Statement of Net Assets
December 31, 1998

                                                         Number         Market
                                                       of Shares        Value
 COMMON STOCK-97.95%
 Aerospace & Defense-1.40%
 Lockheed Martin ...................................     95,800    $  8,119,050
                                                                   ------------
                                                                      8,119,050
                                                                   ------------
 Automobiles & Automotive Parts-3.69%
 Ford Motor ........................................    217,200      12,746,925
 General Motors ....................................    121,100       8,666,219
                                                                   ------------
                                                                     21,413,144
                                                                   ------------
 Banking, Finance & Insurance-18.63%
 American General ..................................    185,900      14,500,200
 Aon ...............................................    111,425       6,170,159
 Bank One ..........................................    216,594      11,059,831
 BankAmerica .......................................    209,011      12,566,786
 BankBoston ........................................    168,200       6,549,288
 Chubb .............................................    149,300       9,685,838
 First Union .......................................    197,126      11,987,725
 Mellon Bank .......................................    148,800      10,230,000
+St. Paul ..........................................    217,000       7,540,750
 Summit Bancorp ....................................    174,775       7,635,483
 Wells Fargo .......................................    252,800      10,096,200
                                                                   ------------
                                                                    108,022,260
                                                                   ------------
 Cable, Media & Publishing-3.06%
 McGraw-Hill .......................................    174,200      17,746,625
                                                                   ------------
                                                                     17,746,625
 Chemicals-4.68%                                                   ------------
 duPont(E.I.)deNemours .............................    191,500      10,161,469
+Imperial Chemical ADR .............................    313,100      10,938,931
 PPG Industries ....................................    104,000       6,058,000
                                                                   ------------
                                                                     27,158,400
                                                                   ------------
 Consumer Products-2.79%
 Kimberly-Clark ....................................    297,000      16,186,500
                                                                   ------------
                                                                     16,186,500
                                                                   ------------
 Electronics & Electrical Equipment-5.70%
 Cooper Industries .................................    169,000       8,059,188
 Emerson Electric ..................................    191,600      11,986,975
 Thomas & Betts ....................................    126,400       5,474,700
+Xerox .............................................     63,700       7,516,600
                                                                   ------------
                                                                     33,037,463
                                                                   ------------
 Energy-8.00%
+British Petroleum ADR .............................     90,742       8,620,490
 Chevron ...........................................    159,800      13,253,413
 Mobil .............................................     98,500       8,581,813
 Royal Dutch Petroleum .............................    204,700       9,800,013
 USX-Marathon Group ................................    203,800       6,139,475
                                                                   ------------
                                                                     46,395,204
                                                                   ------------
 Environmental Services-1.15%
 Browning Ferris ...................................    233,980       6,653,806
                                                                   ------------
                                                                      6,653,806
                                                                   ------------
 Food, Beverage & Tobacco-5.94%
 Bestfoods .........................................    280,300      14,925,975
 Fortune Brands ....................................    273,900       8,662,088
 Heinz (H.J.) ......................................    191,800      10,860,675
                                                                   ------------
                                                                     34,448,738
                                                                   ------------
----------
Top 10 stock holdings, representing 25.5% of net assets, are printed in bold.
                                                         Number         Market
                                                       of Shares        Value
 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals-8.42%
 American Home Products ............................207,200   $11,667,950
 Baxter International ..............................186,300    11,981,419
+Glaxo Wellcome ADR ................................166,200    11,550,900
 Pharmacia & Upjohn ................................237,400    13,442,775
 Zeneca Group ADR ..................................  3,900       175,013
                                                              -----------
                                                               48,818,057
                                                              -----------
 Industrial Machinery-1.29%
 Deere & Co. .......................................225,900     7,482,938
                                                              -----------
                                                                7,482,938
                                                              -----------
 Metals & Mining-2.51%
 Allegheny Teledyne ................................217,800     4,451,288
 Aluminum Company of America .......................135,400    10,095,763
                                                              -----------
                                                               14,547,051
                                                              -----------
 Paper & Forest Products-2.03%
 Union Camp ........................................174,500    11,778,750
                                                              -----------
                                                               11,778,750
                                                              -----------
 Retail-3.44%
 May Department Stores .............................176,200    10,638,075
+Penney (J.C.) .....................................198,600     9,309,375
                                                              -----------
                                                               19,947,450
                                                              -----------
 Telecommunications-10.42%
 AT&T .............................................. 77,300     5,816,825
 Ameritech .........................................203,600    12,903,150
 Bell Atlantic .....................................167,700     9,527,456
+Cable & Wireless ADR ..............................159,100     5,846,925
 Frontier ..........................................372,400    12,661,600
 GTE ...............................................203,200    13,703,300
                                                              -----------
                                                               60,459,256
                                                              -----------
 Transportation & Shipping-1.58%
+British Airways ADR ...............................135,000     9,154,688
                                                              -----------
                                                                9,154,688
                                                              -----------
 Utilities-7.82%
 Dominion Resources ................................244,100    11,411,675
 Enron .............................................136,200     7,771,913
 Southern ..........................................188,400     5,475,375
 Texas Utilities ...................................244,600    11,419,763
+Williams ..........................................297,000     9,262,688
                                                              -----------
                                                               45,341,414
                                                              -----------
 Miscellaneous-5.40%
 Pitney Bowes ......................................278,900    18,424,831
 Tenneco ...........................................378,800    12,902,875
                                                              -----------
                                                               31,327,706
                                                              -----------
 Total Common Stock
 (cost $509,648,621) ...............................          568,038,500
                                                              -----------

                                                          Decatur Total Return-3

Decatur Total Return Series
Statement of Net Assets (Continued)
                                                              Principal                 Market
                                                               Amount                   Value

REPURCHASE AGREEMENTS-1.78%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,663,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $2,954,359) ..........................................    $2,895,000             $  2,895,000
With J.P. Morgan Securities
   4.75% 1/4/99 (dated 12/31/98,
   collateralized by $3,693,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $3,798,106) ..........................................     3,720,000                3,720,000

                                                             Principal                    Market
                                                               Amount                     Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
  1/4/99 (dated 12/31/98,
  collateralized by $809,000
  U.S. Treasury Notes 7.75%
  due 12/31/99, market value
  $834,077 and $1,132,000 U.S.
  Treasury Notes 7.75% due 1/31/00,
  market value $1,205,112 and
  $1,136,000 U.S. Treasury Notes
  6.25% due 8/31/00, market value
  $1,189,602 and $542,000 U.S.
  Treasury Notes 6.50% due
  5/31/01, market value $567,433) .......................    $3,719,000             $  3,719,000
                                                                                    ------------
Total Repurchase Agreements
   (cost $10,334,000) ...................................                             10,334,000
                                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES-99.73% (cost $519,982,621) .....................   $578,372,500

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.27% ...........................      1,534,197
                                                                                    ------------
NET ASSETS APPLICABLE TO 29,856,557 SHARES ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $19.42 PER SHARE-100.00% .......................................   $579,906,697
                                                                                    ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to
the Fund with 50,000,000 shares allocated to the Series..........................   $476,116,153
Undistributed net investment income .............................................      1,818,869
Accumulated net realized gain on investments.....................................     43,581,796
Net unrealized appreciation of investments ......................................     58,389,879
                                                                                    ------------
Total net assets ................................................................   $579,906,697
                                                                                    ============

------------------
+Security is partially or fully on loan.

ADR-American Depository Receipt

                               See accompanying notes


                                                          Decatur Total Return-4

Delaware Group Premium Fund, Inc.-
Decatur Total Return Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ........................................   $ 12,937,962
Interest .........................................        760,320
                                                     ------------
                                                       13,698,282
                                                     ------------

EXPENSES:
Management fees ..................................      3,018,521
Accounting and administration ....................        198,278
Professional fees ................................         71,825
Reports and statements to shareholders ...........         70,923
Registration fees ................................         69,542
Taxes (other than taxes on income) ...............         47,069
Custodian fees ...................................         12,520
Dividend disbursing and transfer agent
   fees and expenses .............................          9,000
Directors' fees ..................................          6,649
Other ............................................         77,069
                                                     ------------
Total expenses ...................................      3,581,396
                                                     ------------

NET INVESTMENT INCOME ............................     10,116,886
                                                     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments .................     43,739,574
Net change in unrealized appreciation /
   depreciation of investments ...................     (3,304,465)
                                                     ------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ...........................     40,435,109
                                                     ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $ 50,551,995
                                                     ============
                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Decatur Total Return Series
Statements of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                       12/31/98      12/31/97
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ............................   $ 10,116,886  $  5,543,484
Net realized gain on investments .................     43,739,574    23,181,744
Net change in unrealized appreciation /
   depreciation of investments ...................     (3,304,465)   40,216,861
                                                     ------------  ------------
Net increase in net assets resulting from
   operations ....................................     50,551,995    68,942,089
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................     (8,876,285)   (5,726,790)
Net realized gain on investments .................    (23,162,228)  (14,788,457)
                                                     ------------  ------------
                                                      (32,038,513)  (20,515,247)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................    180,559,930   187,531,270
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ...........................     32,038,513    20,515,247
                                                     ------------  ------------
                                                      212,598,443   208,046,517
Cost of shares repurchased .......................    (52,607,198)  (21,717,966)
                                                     ------------  ------------
Increase in net assets derived from capital
   share transactions ............................    159,991,245   186,328,551
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .......................    178,504,727   234,755,393
                                                     ------------  ------------

NET ASSETS:
Beginning of year ................................    401,401,970   166,646,577
                                                     ------------  ------------
End of year ......................................   $579,906,697  $401,401,970
                                                     ============  ============
                             See accompanying notes

                                                          Decatur Total Return-5

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                               1998         1997         1996        1995         1994
                                                             -----------------------------------------------------------

Net asset value, beginning of year ........................  $ 18.800     $ 15.980     $ 14.830     $11.480      $12.510

Income (loss) from investment operations:
Net investment income .....................................     0.361        0.324        0.377       0.416        0.412
Net realized and unrealized gain (loss) on investments ....     1.636        4.216        2.398       3.574       (0.422)
                                                             --------     --------     --------     -------      -------
Total from investment operations ..........................     1.997        4.540        2.775       3.990       (0.010)
                                                             --------     --------     --------     -------      -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.327)      (0.370)      (0.420)     (0.430)      (0.420)
Distributions from net realized gain on investments .......    (1.050)      (1.350)      (1.205)     (0.210)      (0.600)
                                                             --------     --------     --------     -------      -------
Total dividends and distributions .........................    (1.377)      (1.720)      (1.625)     (0.640)      (1.020)
                                                             --------     --------     --------     -------      -------

Net asset value, end of year ..............................   $19.420     $ 18.800     $ 15.980     $14.830      $11.480
                                                             ========     ========     ========     =======      =======
Total return ..............................................     11.35%       31.00%       20.72%      36.12%       (0.20%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $579,907     $401,402     $166,647    $109,003      $72,725
Ratio of expenses to average net assets ...................      0.71%        0.71%        0.67%       0.69%        0.71%
Ratio of net investment income to average net assets ......      2.00%        2.02%        2.66%       3.24%        3.63%
Portfolio turnover ........................................        81%          54%          81%         85%          91%

                             See accompanying notes

                                                          Decatur Total Return-6

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Decatur Total Return Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Decatur Total Return Series will make payments from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

                                                          Decatur Total Return-7

Decatur Total Return Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                 Dividend disbursing
       Investment                                  transfer agent,
       management                                  accounting fees
     fee payable to                              and other expenses
          DMC                                      payable to DSC
  --------------------                           ------------------
       $183,612                                        $20,076

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases ................   $529,741,970
 Sales ....................   $393,176,423

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                                                Aggregate             Aggregate
                                                             Cost of           unrealized            unrealized       Net unrealized
                                                            investments       appreciation          depreciation       appreciation
                                                           ------------       ------------          ------------      --------------
                                                           $520,269,948        $84,653,404          ($26,550,852)      $58,102,552

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                             Shares issued upon
                                                                       reinvestment of distributions
                                                                            from net investment
                                                                          income and net realized      Shares              Net
                                                           Shares sold       gain on investments     repurchased         increase
                                                           ----------- ----------------------------- -----------         --------
Year ended December 31, 1998 ........................        9,550,511           1,783,160            (2,829,984)        8,503,687
Year ended December 31, 1997 ........................       10,893,570           1,321,652            (1,289,152)       10,926,070

5. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

            Market value of                    Market value of
           securities on loan                     collateral
           ------------------                  ---------------
               $26,530,685                        $26,480,706

Net income from securities lending activities for the year ended December 31, 1998 was $88,424 and is included in interest income on the statement of operations.

                                                          Decatur Total Return-8

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Decatur Total Return Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Decatur Total Return Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Decatur Total Return Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        /s/ Ernst & Young LLP
                                                        ---------------------
                                                          Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999

                                                          Decatur Total Return-9

FOR TOTAL RETURN

REIT Series

Investment Strategy and Performance in 1998
   During 1998, share prices of real estate investment trusts (REITs) declined as investors and lending institutions became wary of credit risk. Loan defaults overseas and in the U.S. raised concerns about lenders' ability to finance development.
   REIT Series was introduced on May 4, 1998, just a few months before stock market volatility and negative industry trends began to brew in the real estate market. Between May 4, 1998 and December 31, 1998, the Series had a total return of -9.00% (capital change plus reinvestment of distributions). We do not think our performance during this short time period is indicative of long-term performance.
   During the same eight-month period, the Series' performance benchmark--the NAREIT Equity REIT Index--had a total return of -14.33%.
   More cautious lending in late summer made it difficult for REITs to raise capital needed to acquire new properties and companies. Lack of capital drove down prices on commercial real estate by as much as 25%, and reduced the supply of new construction. Even REITs with better financing opportunities did not escape the year unscathed.
   In this difficult environment, we focused on REITs that seemed able to expand using cash flow from operations. We believe these companies are better equipped to sustain their growth rates going forward than REITs that rely heavily on acquisitions to grow.

Portfolio Snapshot
   Many of REIT Series' portfolio holdings are companies that own and operate properties in "infill" locations; that is, areas of the country that have tremendous appeal, but where land is expensive and zoning laws are more restrictive. The demand for these "garden spots" outweighs the supply, which bodes well for companies that own and operate them. In 1998, we found infill locations in the Northwest, Northeast and Mid-Atlantic regions of the country.
   The Series' largest sector allocation through December 31, 1998 was in office and industrial REITs. We believe this sector has solid earnings potential, and we are focusing on companies that have strong internal growth rates.
   Retail strip center REITs were a source of positive performance for the Series. We believe this sector is more stable, since leases are generally for longer time periods. The retail sector also relies more on internal expansion to drive earnings growth.

Investment Outlook
   Credit markets improved somewhat in recent months as the Federal Reserve reduced its target for short-term interest rates by cutting the federal funds rate by a total of 0.75%. We believe lending and market conditions will continue to improve in 1999.
   Even so, we will continue to focus REIT Series on quality companies that have solid management, strong balance sheets and good capital structure. We will try to avoid companies whose earnings are primarily acquisition-driven in an effort to preserve capital in the portfolio.
   We expect growth rates in the real estate industry to moderate in 1999 and 2000. However, we believe that the earnings growth from REITs will remain higher than that of large companies in the unmanaged Standard & Poor's 500 Index.
   Our long-term outlook for the real estate market remains positive. We believe the current credit crunch will benefit REITs long term as long as it does not lead to a recession. We remain confident that REIT Series can play an integral part of a long-term asset allocation strategy.

--------------------------------------------------------------------------------
REIT Series Investment Objective
Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.
--------------------------------------------------------------------------------

                                                                          REIT-1

Performance of a $10,000 Investment
May 4, 1998 through
December 31, 1998

                       REIT Series              NAREIT Equity REIT Index
                       -----------              ------------------------

    5/1/98              $10,000                         $10,000
   5/31/98              $ 9,900                         $10,000
   6/30/98              $ 9,850                         $ 9,932
   7/31/98              $ 9,329                         $ 9,287
   8/31/98              $ 8,590                         $ 8,411
   9/30/98              $ 9,020                         $ 8,887
  10/31/98              $ 8,810                         $ 8,722
  11/30/98              $ 9,049                         $ 8,850
  12/31/98              $ 9,100                         $ 8,627


REIT Series
Cumulative Total Return
-----------------------
Lifetime                                                       -9.00%
From May 4, 1998 through December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the REIT
Series and the NAREIT Equity REIT Index for the period from the Series' inception on May 4, 1998 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                          REIT-2

Delaware Group Premium Fund, Inc.-REIT Series
Statement of Net Assets
December 31, 1998

                                                           Number        Market
                                                          of Shares      Value
 COMMON STOCK-93.23%
 Health Care REITs-2.09%
 Healthcare Realty Trust .................................5,200         $116,025
                                                                        --------
                                                                         116,025
                                                                        --------
 Hotels/Diversified REITs-8.32%
*Catellus Development ....................................10,900         156,006
 Newhall Land & Farming ..................................5,810          151,060
 Starwood Hotels & Resorts Trust .........................6,870          155,863
                                                                        --------
                                                                         462,929
                                                                        --------
 Mall REITs-5.86%
 General Growth Properties ...............................4,050          153,394
 Simon Property Group ....................................6,050          172,425
                                                                        --------
                                                                         325,819
                                                                        --------
 Manufactured Housing REITs-5.37%
 Chateau Communities .....................................4,660          136,596
 Sun Communities .........................................4,660          162,226
                                                                        --------
                                                                         298,822
                                                                        --------
 Multifamily REITs-16.42%
 Apartment Investment &
 Management ..............................................4,710          175,153
 AvalonBay Communities ...................................4,673          160,054
 Camden Property Trust ...................................5,380          139,880
 Equity Residential Properties ...........................3,250          131,422
 Essex Property Trust ....................................6,060          180,285
 Grove Property Trust ...................................10,750          126,313
                                                                        --------
                                                                         913,107
                                                                        --------
 Office/Industrial REITs-37.95%
 Alexandria Real Estate Equities .........................4,370          135,197
 AMB Property ............................................6,290          138,380
-------------------
Top 10 stock holdings, representing 32.4% of net assets, are printed in bold.

                                                           Number        Market
                                                          of Shares      Value
COMMON STOCK (Continued)
Office/Industrial REITs  (Continued)
Boston Properties ........................................3,500         $106,750
Cabot Industrial Trust ...................................8,400          171,675
CarrAmerica Realty .......................................7,680          184,320
Duke Realty Investments ..................................7,300          169,725
Equity Office Properties Trust ...........................7,290          174,960
First Industrial Realty ..................................5,270          141,302
Liberty Property Trust ...................................4,760          117,215
Prentiss Properties Trust ................................6,280          140,122
Reckson Associates Realty ................................8,390          186,153
SL Green Realty ..........................................7,090          153,321
Spieker Properties .......................................4,515          156,332
Trizec Hahn ..............................................6,600          135,300
                                                                       ---------
                                                                       2,110,752
                                                                       ---------
Retail Strip Center REITs-14.35%
Developers Diversified Realty ............................8,680          154,070
First Washington .........................................5,400          127,913
JDN Realty ...............................................8,270          178,322
Kimco Realty .............................................5,200          206,375
Pan Pacific Retail Properties ............................6,590          131,388
                                                                       ---------
                                                                         798,068
                                                                       ---------
Self Storage REITs-2.87%
Public Storage ...........................................5,900          159,669
                                                                       ---------
                                                                         159,669
                                                                       ---------
Total Common Stock
(cost $5,288,590 )........................................             5,185,191
                                                                       ---------

                                                                          REIT-3

REIT Series
Statement of Net Assets (Continued)


                                                           Principal     Market
                                                             Amount      Value
REPURCHASE AGREEMENTS-6.94%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $99,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $110,353) ............................................$108,000       $108,000
With J.P. Morgan Securities
   4.75% 1/4/99 (dated 12/31/98,
   collateralized by $138,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $141,869) .............................................139,000        139,000

                                                           Principal     Market
                                                             Amount      Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98,
   collateralized by $30,000
   U.S. Treasury Notes 7.75%
   due 12/31/99, market value
   $31,155 and $42,000 U.S.
   Treasury Notes 7.75% due 1/31/00,
   market value $45,014 and
   $42,000 U.S. Treasury Notes
   6.25% due 8/31/00, market value
   $44,435 and $20,000 U.S.
   Treasury Notes 6.50% due
   5/31/01, market value $21,195) .......................$139,000      $139,000
                                                                       --------
Total Repurchase Agreements
   (cost $386,000) ..............................................      $386,000
                                                                       --------



TOTAL MARKET VALUE OF SECURITIES-100.17% (cost $5,674,590)           $5,571,191

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.17%) .................(9,399)
                                                                     ----------
NET ASSETS APPLICABLE TO 611,400 SHARES ($0.01 PAR VALUE) OUTSTANDING;
 EQUIVALENT TO $9.10 PER SHARE-100.00% ..............................$5,561,792
                                                                     ==========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the
Fund with 50,000,000 shares allocated to the Series ................$5,708,620

Undistributed net investment income ...................................132,582
Accumulated net realized loss on investments .........................(176,011)
Net unrealized depreciation of investments ...........................(103,399)
                                                                    ----------
Total net assets                                                    $5,561,792
                                                                    ==========
----------
*Non-income producing security for the period ended December 31, 1998.

REIT - Real Estate Investment Trust

                             See accompanying notes

                                                                          REIT-4

Delaware Group Premium Fund, Inc.-REIT Series
Statement of Operations
                                                                     5/4/98* to
                                                                       12/31/98
                                                                      ----------
INVESTMENT INCOME:
Dividends ..........................................................   $137,776
Interest ...........................................................     12,034
                                                                       --------
                                                                        149,810
                                                                       --------

EXPENSES:
Management fees ....................................................     15,449
Reports and statements to shareholders .............................      2,249
Accounting and administration ......................................        827
Custodian fees .....................................................        768
Registration fees ..................................................        550
Professional fees ..................................................        344
Taxes (other than taxes on income) .................................        125
Dividend disbursing and transfer agent fees and expenses ...........         58
Directors' fees                                                              50
Other                                                                       362
                                                                       --------
 ...................................................................     20,782
                                                                       --------
Less expenses absorbed or waived by
   Delaware Management Company .....................................     (3,554)
                                                                       --------

Total expenses .....................................................     17,228
                                                                       --------

NET INVESTMENT INCOME ..............................................    132,582
                                                                       --------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ...................................   (176,011)
Net change in unrealized appreciation /
   depreciation of investments .....................................   (103,399)
                                                                       --------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS .............................................   (279,410)
                                                                       --------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................  ($146,828)
                                                                      =========
----------
*Date of commencement of operations.

See accompanying notes

Delaware Group Premium Fund, Inc.-REIT Series
Statement of Changes in Net Assets
                                                                      5/4/98* to
                                                                       12/31/98
                                                                      ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ..............................................   $132,582
Net realized loss on investments ...................................   (176,011)
Net change in unrealized appreciation /
   depreciation of investments .....................................   (103,399)
                                                                       --------
Net decrease in net assets resulting from
   operations ......................................................   (146,828)
                                                                      ---------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ..........................................  5,925,102
Cost of shares repurchased .........................................   (216,482)
                                                                      ---------
Increase in net assets derived from capital
   share transactions ..............................................  5,708,620
                                                                      ---------

NET INCREASE IN NET ASSETS .........................................  5,561,792
                                                                      ---------

NET ASSETS:
Beginning of period ................................................          -
                                                                     ----------
End of period ...................................................... $5,561,792
                                                                     ==========
----------
*Date of commencement of operations.

                             See accompanying notes
                                                                          REIT-5

Delaware Group Premium Fund, Inc.-REIT Series
Financial Highlights


Selected data for each share of the Series outstanding throughout the period was as follows:

                                                                       5/4/98(1)
                                                                           to
                                                                        12/31/98
                                                                        --------

Net asset value, beginning of period ...............................    $10.000

Income (loss) from investment operations:
Net investment income ..............................................      0.217
Net realized and unrealized loss on investments ....................     (1.117)
                                                                       ---------
Total from investment operations ...................................     (0.900)
                                                                       ---------

Net asset value, end of period .....................................   $  9.100
                                                                       =========

Total return .......................................................     (9.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............................   $  5,562
Ratio of expenses to average net assets ............................      0.85%
Ratio of expenses to average net assets
   prior to expense limitation .....................................      1.02%
Ratio of net investment income to average net assets                      6.42%
Ratio of net investment income to average net
   assets prior to expense limitation ..............................      6.25%
Portfolio turnover .................................................        39%

---------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

                             See accompanying notes

                                                                          REIT-6

Delaware Group Premium Fund, Inc.-REIT Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the REIT Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The REIT Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, and 0.60% on the net assets over $2,500 million. Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as a sub-adviser to the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                                          REIT-7

REIT Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                               Dividend disbursing
     Investment                                  transfer agent,
     management                                 accounting fees
   fee payable to                              and other expenses
        DMC                                       payable to DSC
   --------------                              ------------------
      $3,060                                          $190

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the period ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .......................................   $6,295,802
   Sales ...........................................     $832,170

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                   Aggregate        Aggregate
                     Cost of      unrealized       unrealized     Net unrealized
                   investments   appreciation     depreciation     depreciation
                   -----------   ------------     ------------    --------------
                    $5,684,053     $85,908         ($198,770)       ($112,862)

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                Shares issued upon
                                                          reinvestment of distributions
                                                                from net investment
                                                               income and net realized       Shares           Net
                                            Shares sold         gain on investments       repurchased    increase
                                            -----------   -----------------------------   -----------    --------
Period ended December 31, 1998* .....        636,299                  -                    (24,899)       611,400

---------------
*Commenced operations on 5/4/98.

                                                                          REIT-8

Delaware Group Premium Fund, Inc.-REIT Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-REIT Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-REIT Series (the "Fund") as of December 31, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period May 4, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-REIT Series at December 31, 1998, and the results of its operations, changes in its net assets and its financial highlights for the period May 4, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles.


                                                  /s/ Ernst & Young LLP
                                                  -----------------------
                                                      Ernst & Young LLP



Philadelphia, Pennsylvania
February 5, 1999


                                                                          REIT-9

FOR INTERNATIONAL DIVERSIFICATION

Emerging Markets Series

Investment Strategy and Performance in 1998
   In fiscal 1998 emerging markets plunged dramatically as Asia's regional economic and financial crisis spread to other global economies, including those of Russia and Latin America. For emerging markets investors the impact was profound. The Series benchmark Morgan Stanley Emerging Markets Free Index had a total return of -25.34%.
   The Emerging Markets Series itself was unable to preserve capital in this environment, providing a total return of -32.48% (capital change plus reinvestment of distributions). This disappointing performance can be attributed mainly to the underperformance of value stocks relative to growth stocks, and of smaller companies relative to larger. The Series is strongly focused on value stocks and somewhat biased towards smaller companies, so performance was hit on both counts. We believe that this is an anomaly, which may be corrected in due course if investors begin to focus more on the fundamental worth of companies once the short-term panic subsides.

Portfolio Snapshot
   Because of the higher degree of risk associated with investing in emerging markets, the Series maintains a diversified portfolio that included 78 different stocks from 24 emerging markets countries at the end of the fiscal year. We believe this broad diversification can help reduce investment risk over the long term.
   At year-end, the largest percentage of the Series' assets was invested in Brazil. The position had been built up as stock prices collapsed in the face of fears about the possibility of a currency devaluation and a return to hyperinflation. The big difference between the average Brazilian stock and the average Asian stock is that corporate balance sheets in Brazil are much stronger, so, in our opinion, the risk of collapse is lower. We believe these stocks are positioned for a substantial rebound in the next few years.
   In Malaysia, government officials responded to its economic crisis by placing capital controls on investors. These capital controls currently prohibit us from withdrawing our investments from that country for 12 months (beginning in September, 1998). This action further reduced the Emerging Markets Series' total return.

Investment Outlook
   Despite the pain caused by the weakness in emerging markets in recent years, the silver lining is that many stocks have been pushed down to unrealistically low levels. Short-term volatility will undoubtedly continue for some time yet, but long-term value investors like ourselves have exciting opportunities to purchase shares in very good companies at exceptional prices. There is potential for substantial capital appreciation over the next few years if economies begin to stabilize.

--------------------------------------------------------------------------------
Emerging Markets Series Investment Objective
Seeks long-term capital appreciation. It seeks to achieve this objective by investing primarily in the stocks of companies in emerging market countries.
--------------------------------------------------------------------------------

                                                              Emerging Markets-1

Performance of a $10,000 Investment
May 1, 1997 through December 31, 1998


                     Emerging Markets              MSCI Emerging
                          Series                Markets Free Index
                     ----------------           ------------------
  5/1/97                  $10,000                    $10,000
 5/31/97                  $10,000                    $10,259
 6/30/97                  $10,524                    $10,787
 7/31/97                  $10,719                    $10,927
 8/31/97                  $ 9,815                    $ 9,524
 9/30/97                  $10,301                    $ 8,162
10/31/97                  $ 8,912                    $ 8,162
11/30/97                  $ 8,601                    $ 7,858
12/31/97                  $ 8,621                    $ 8,047
 1/31/98                  $ 8,075                    $ 7,229
 2/28/98                  $ 9,087                    $ 7,984
 3/31/98                  $ 9,278                    $ 8,330
 4/30/98                  $ 9,328                    $ 8,240
 5/31/98                  $ 8,246                    $ 7,111
 6/30/98                  $ 7,214                    $ 6,365
 7/31/98                  $ 7,354                    $ 6,566
 8/31/98                  $ 5,400                    $ 4,668
 9/30/98                  $ 5,681                    $ 4,964
10/31/98                  $ 5,942                    $ 5,487
11/30/98                  $ 6,313                    $ 6,065
12/31/98                  $ 5,996                    $ 5,977



                                               Emerging Markets Series
                                             Average Annual Total Returns
                                             ----------------------------
Lifetime                                              -26.37%
One Year                                              -32.48%
             For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Emerging Markets Series and the Morgan Stanley Emerging Markets Free Index for the period from the Series' inception on May 1, 1997 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Emerging Markets-2

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Statement of Net Assets
December 31, 1998

                                                         Market
                                              Number     Value
                                            of Shares   (U.S. $)
 COMMON STOCK-85.61%
 Argentina-4.36%
 Central Puerto Class B                      21,000     $48,976
 Transportadora de Gas del Sur, Class B      44,500      88,192
 YPF Sociedad Anonima .................       1,300      36,369
 YPF Sociedad Anonima ADR .............       2,150      60,066
                                                      ---------
                                                        233,603
                                                      ---------
 Brazil-21.31%
 Aracruz Celulose ADR .................       8,100      64,800
 Brasmotor S.A ........................   1,073,000     106,567
 Centrais Eletricas de Santa Catarina .     198,000      88,492
 Centrais Electricas
  de Santa Catarina GDR ...............         600      26,816
 Companhia Energetica de Minas Gerais .   2,700,000      51,397
 Companhia Energetica
  de Minas Gerais ADR .................       3,937      74,949
 Companhia Paranaense
  de Energia Copel ADR ................      17,092     121,780
 Elevadores Atlas .....................       7,500      85,351
 Metalurgica Gerdau ...................   6,340,000     104,945
*Renner Participacoes .................     870,000         612
 Rossi Residential GDR ................       4,500       7,449
 Telecomunicacoes de Minas Gerais .....   3,700,000     108,098
 Telecomunicacoes de Parana ...........     700,000     124,555
 Uniao de Bancos Brasileiros ..........   6,900,000     139,913
 Usinas Siderurgicas de Minas Gerais ..      12,300      27,486
 Usinas Siderurgicas
  de Minas Gerais ADR .................       3,734       8,345
                                                      ---------
                                                      1,141,555
                                                      ---------
 Chile-2.88%
 Administradora de Fondos de Pensiones
  Provida ADR .........................       5,000      67,188
 Banco BHIF ADR .......................       4,140      32,085
 Empresa Nacional Electricidad ADR ....       4,850      55,169
                                                      ---------
                                                        154,442
                                                      ---------
 Croatia-2.63%
*Zagrebacka Banka GDR .................       9,540     140,715
                                                      ---------
                                                        140,715
                                                      ---------
 Czech Republic-1.63%
*Komercni Banka I.F ...................       1,900      31,630
 Restitucni Investment Fund ...........       1,800      55,438
                                                      ---------
                                                         87,068
                                                      ---------
 Egypt-1.55%
 Paints and Chemicals GDR .............      12,825      83,042
                                                      ---------
                                                         83,042
                                                      ---------
 Estonia-1.40%
*Eesti Uhispank GDR ...................      15,554      75,048
                                                      ---------
                                                         75,048
                                                      ---------
 Hong Kong-7.63%
 First Tractor ........................     317,000      72,422
 Guangdong Kelon Electric Holding .....     128,000     113,998
 Guangshen Railway ....................     774,000      89,913
*Hengan International Group ...........      40,000      14,585
 Shenzhen Expressway ..................     507,300     117,863
                                                      ---------
                                                        408,781
                                                      ---------

-----------------
Top 10 stock holdings, representing 23.2% of net assets, are printed in bold.

                                                  Market
                                       Number     Value
                                     of Shares   (U.S. $)
 COMMON STOCK (Continued)
 Hungary-2.16%
 Gedeon Richter GDR ..............      2,700   $115,425
                                                --------
                                                 115,425
                                                --------
 India-4.33%
*India Fund (The) ................     15,700     99,106
 Larsen & Toubro GDR .............      7,750     60,837
 Mahanagar Telephone Nigam GDR ...      5,825     72,085
                                                --------
                                                 232,028
                                                --------
 Indonesia-0.02%
*PT United Tractors ..............     15,500        969
                                                --------
                                                     969
                                                --------
 Israel-1.95%
 Bank Hapoalim ...................     57,800    104,591
                                                --------
                                                 104,591
                                                --------
 Malaysia-5.29%
*Leader Universal Holdings .......    139,000     28,787
 Petronas Dagangan ...............    136,000    100,860
 Public Finance ..................     17,000      5,633
 Resorts World ...................     72,000     62,201
 Sime Darby ......................    100,000     85,996
                                                --------
                                                 283,477
                                                --------
 Mexico-4.81%
 ALFA de C.V. Class A ............     20,300     57,180
 Cemex de C.V. Class B ...........     24,500     60,477
*Grupo Minsa ADR .................      2,400     10,500
*Grupo Minsa Shares C ............    103,096     44,756
 Vitro ADR .......................     18,600     84,862
                                                --------
                                                 257,775
                                                --------
 Peru-1.70%
 Banco de Credito del Peru .......     60,189     34,334
 Creditcorp Limited ..............      2,475     22,275
 Telefonica del Peru ADR .........      2,700     34,256
                                                --------
                                                  90,865
                                                --------
 Romania-0.64%
*Banco Turco Romana GDR ..........      6,700     34,338
                                                --------
                                                  34,338
                                                --------
 Russia-1.11%
 Gazprom .........................      1,900     16,198
 Gazprom ADR .....................      1,200     10,230
 Lukoil Holding ADR ..............      1,400     22,204
 Mosenergo ADR ...................      2,100      4,015
 Mosenergo ADR Reg S .............      3,600      6,883
                                                --------
                                                  59,530
                                                --------
 Slovenia-0.30%
 Blagovno Trgovinski Center GDR ..      1,925     10,443
 SKB Banka GDR ...................        800      5,740
                                                --------
                                                  16,183
                                                --------
 South Africa-10.30%
 Amalgamated Banks of South Africa      7,900     37,419
 Anglo American Corporation
  of South Africa Limited ........      4,500    126,667
 Edgars Stores ...................      3,779     11,388
 Iscor ...........................    699,000    125,791
*Sanlam Limited ..................     56,000     55,617



                                                              Emerging Markets-3

Emerging Markets Series
Statement of Net Assets (Continued)


                                                      Market
                                         Number       Value
                                       of Shares     (U.S. $)
 COMMON STOCK (Continued)
 South Africa (Continued)
 Sappi Limited .....................      21,500   $  83,040
 Sasol Limited .....................      29,500     111,434
                                                   ---------
                                                     551,356
                                                   ---------
 South Korea-1.31%
 Pohang Iron & Steel ...............         500      31,902
 Pohang Iron & Steel ADR ...........       2,280      38,475
                                                   ---------
                                                      70,377
                                                   ---------
 Taiwan-1.79%
*Yageo GDR .........................      14,760      95,940
                                                   ---------
                                                      95,940
                                                   ---------
 Thailand-3.71%
*Hana Microelectronics
  Public Co. Limited ...............      48,300     116,930
*K.R. Precision Public Co. .........     122,000      59,574
 Thai Reinsurance Public Co. Limited       8,600      22,239
                                                   ---------
                                                     198,743
                                                   ---------
 Turkey-2.80%
*Efes Sinai Yatirim ADR ............      24,731      21,640
*Efes Sinai Yatirim Holding ADR ....   4,696,200      45,405
 Koc Holdings ......................     605,600      52,793
*Netas-Northern Eleckrik
  Telekomunikayson .................   1,625,260      29,882
                                                   ---------
                                                     149,720
                                                   ---------
 Total Common Stock
 (cost $7,770,994) .................               4,585,571
                                                   ---------

                                                      Market
                                         Number       Value
                                       of Shares     (U.S. $)

 WARRANTS-0.00%
 Hong Kong-0.00%
*Guangdong Investments 7/99 ........       4,600   $      19
                                                   ---------
 Total Warrants
  (cost $0) ........................                      19
                                                   ---------


                                       Principal
                                         Amount
REPURCHASE AGREEMENTS-13.95%
With Chase Manhattan 4.50% 1/4/99
 (dated 12/31/98, collateralized
 by $193,000 U.S. Treasury Notes
 7.875% due 8/15/01,
 market value $213,558) ...........     $209,000     209,000
With J.P. Morgan Securities 4.75%
 1/4/99 (dated 12/31/98,
 collateralized by $267,000
 U.S. Treasury Notes 5.75%
 due 10/31/00, market value
 $274,549) ........................      269,000     269,000
With PaineWebber 4.85% 1/4/99
 (dated 12/31/98, collateralized
 by $58,000 U.S. Treasury Notes
 7.75% due 12/31/99, market value
 $60,292 and $82,000 U.S. Treasury
 Notes 7.75% due 1/31/00, market
 value $87,112 and $82,000
 U.S. Treasury Notes 6.25% due
 8/31/00, market value $85,991 and
 $39,000 U.S. Treasury Notes 6.50%
 due 5/31/01, market value $41,017)      269,000     269,000
                                                   ---------
Total Repurchase Agreements
 (cost $747,000) ..................                  747,000
                                                   ---------


TOTAL MARKET VALUE OF SECURITIES-99.56%
 (cost $8,517,994)........................        $5,332,590

RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES-0.44%........................            23,478
                                                   ---------
NET ASSETS APPLICABLE TO 922,055 SHARES
 ($0.01 PAR VALUE) OUTSTANDING; EQUIVALENT
 TO $5.81 PER SHARE-100.00%...............        $5,356,068
                                                  ==========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000
 shares authorized to the Fund with
 50,000,000 shares allocated to the
 Series...................................        $8,656,946
Undistributed net investment income**.....           111,984
Accumulated net realized loss on investments        (227,600)
Net unrealized depreciation of investments
 and foreign currencies...................        (3,185,262)
                                                  ----------
Total net assets..........................        $5,356,068
                                                  ==========
--------------
 *Non-income producing security for the year ended December 31, 1998. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR--American Depository Receipt
GDR--Global Depository Receipt
                             See accompanying notes

                                                              Emerging Markets-4

Delaware Group Premium Fund, Inc.-
Emerging Markets Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends ...........................................   $   183,854
Interest ............................................        44,150
Foreign tax withheld ................................        (9,309)
                                                         ----------
                                                            218,695
                                                         ----------

EXPENSES:
Management fees .....................................        71,160
Custodian fees ......................................        14,534
Accounting and administration .......................         2,229
Reports and statements to shareholders ..............         1,800
Professional fees ...................................         1,300
Registration fees ...................................         1,002
Taxes (other than taxes on income) ..................           380
Dividend disbursing and transfer agent
   fees and expenses ................................           350
Directors' fees .....................................           296
Other ...............................................         1,610
                                                         ----------
                                                             94,661
                                                         ----------

Less expenses absorbed or waived by
   Delaware International Advisers Ltd. .............       (10,012)
                                                         ----------

Total expenses ......................................        84,649
                                                         ----------

NET INVESTMENT INCOME ...............................       134,046
                                                         ----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments .........................................      (227,600)
Foreign currencies ..................................       (18,932)
                                                         ----------
Net realized loss ...................................      (246,532)
                                                         ----------
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies    (2,161,591)
                                                         ----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES ...............................    (2,408,123)
                                                         ----------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ........................   ($2,274,077)
                                                         ==========

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Emerging Markets Series
Statements of Changes in Net Assets

                                               Year Ended            5/1/97* to
                                                 12/31/98              12/31/97
                                               ----------            ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .....................   $   134,046           $    26,256
Net realized gain (loss) on investments
   and foreign currencies .................      (246,532)              128,987
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currencies .............................    (2,161,591)           (1,023,671)
                                              -----------           -----------
Net decrease in net assets
   resulting from operations ..............    (2,274,077)             (868,428)
                                              -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................       (19,005)                 --
Net realized gain on investments ..........      (139,368)                 --
                                              -----------           -----------
                                                 (158,373)                 --
                                              -----------           -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .................     2,966,309             7,423,878
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ....................       158,373                  --
                                              -----------           -----------
                                                3,124,682             7,423,878
Cost of shares repurchased ................    (1,111,948)             (779,666)
                                              -----------           -----------
Increase in net assets derived from capital
   share transactions .....................     2,012,734             6,644,212
                                              -----------           -----------
NET INCREASE (DECREASE)
   IN NET ASSETS ..........................      (419,716)            5,775,784
                                              -----------           -----------
NET ASSETS:
Beginning of period .......................     5,775,784                  --
                                              -----------           -----------
End of period .............................   $ 5,356,068           $ 5,775,784
                                              ===========           ===========
--------
*Date of commencement of operations.

                             See accompanying notes

                                                              Emerging Markets-5

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                               Year    5/1/97(1)
                                                              Ended       to
                                                            12/31/98   12/31/97
                                                            --------   --------

Net asset value, beginning of period .....................   $ 8.880   $10.000

Income (loss) from investment operations:
Net investment income(2) .................................     0.171     0.060
Net realized and unrealized loss on investments
   and foreign currencies ................................    (2.991)   (1.180)
                                                             -------   -------
Total from investment operations .........................    (2.820)   (1.120)
                                                             -------   -------
Less dividends and distributions:
Dividends from net investment income .....................    (0.030)     none
Distributions from net realized gain on investments ......    (0.220)     none
                                                             -------   -------
Total dividends and distributions ........................    (0.250)     none
                                                             -------   -------

Net asset value, end of period ...........................   $ 5.810   $ 8.880
                                                             =======   =======
Total return .............................................    (32.48%)  (11.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................   $ 5,356   $ 5,776
Ratio of expenses to average net assets ..................      1.50%     1.50%
Ratio of expenses to average net assets
   prior to expense limitation ...........................      1.67%     2.45%
Ratio of net investment income to average net assets .....      2.34%     0.89%
Ratio of net investment income (loss) to average
   net assets prior to expense limitation ................      2.17%    (0.06%)
Portfolio turnover .......................................        38%       48%

---------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.

                             See accompanying notes

                                                              Emerging Markets-6

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Emerging Markets Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Emerging Markets Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 1.25% on the average daily net assets of the Series.

DIAL has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 1.50% of average daily net assets of the Series through April 30, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                              Emerging Markets-7

Emerging Markets Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                              Dividend disbursing
     Investment                                  transfer agent,
     management                                  accounting fees
   fee payable to                               and other expenses
        DMC                                       payable to DSC
   --------------                             --------------------
      $5,178                                          $216

Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases.......   $4,028,770
Sales ..........   $1,843,365

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                              Aggregate        Aggregate
            Cost of          unrealized       unrealized       Net unrealized
           investments      appreciation     depreciation       depreciation
           -----------      ------------     ------------       -------------
           $8,517,994          $59,629       ($3,245,033)       ($3,185,404)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

     Year of
    expiration
       2006
    ----------
     $227,600

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                Shares issued upon
                                                           reinvestment of distributions
                                                               from net investment
                                                             income and net realized               Shares         Net
                                        Shares sold            gain on investments               repurchased     increase
                                        -----------        -----------------------------         -----------     --------
Year ended December 31, 1998.........     405,355                   20,252                        (153,929)       271,678
Period ended December 31, 1997*......     727,021                        -                         (76,644)       650,377

---------------
*Commenced operations on 5/1/97.

5. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



                                                              Emerging Markets-8

Emerging Markets Series
Notes to Financial Statements (Continued)


The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding at December 31, 1998.

6. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.


                                                              Emerging Markets-9

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Emerging Markets Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Emerging Markets Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Emerging Markets Series at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP
                                                    ----------------------
                                                      Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999

                                                             Emerging Markets-10

FOR INTERNATIONAL DIVERSIFICATION

International Equity Series

Investment Strategy and Performance in 1998

   Global markets faced economic and financial turmoil in fiscal 1998 as Asia's financial crisis spread to other world economies. This presented us with a challenging environment for International Equity Series.
   For the 12 months ended December 31, 1998, the Series provided a total return of +10.33% (capital change plus reinvestment of dividends). This was about half the +20.33% return of our benchmark Morgan Stanley Europe, Australia, Far East
(EAFE) Index for the same period.
   Asia's economic decline, which began in 1997, set the pace for more widespread upheaval in 1998. In August, Russia's currency devaluation and Brazil's burgeoning national debt added to investor concern about the safety of international investment portfolios. Many investors cashed out their international holdings in favor of the safe haven of U.S. Treasury bonds. World equity markets declined as a result, curtailing the performance of most overseas investments.
   International Equity Series held the largest percentage of its net assets (30.15%) in the United Kingdom at year end. This emphasis helped boost our returns early in 1998 as the U.K. stock market performed extremely well. During the summer, however, our U.K. holdings suffered as market volatility increased and investors sold the stocks of even strong performing companies.
   We focus on dividend-paying stocks in established markets. Traditionally, we have had a heavy concentration in Western Europe. Our research of countries evaluates the potential effects of currency fluctuations, inflation, local economy and political issues. Next, we look for individual companies that offer superior income and capital appreciation potential.
   Our selection process, known as a dividend discount approach, seeks to lower the Series' overall risk profile. We also attempt to reduce risk through defensive currency hedging which helps protect the dollar value of our investments.

Portfolio Snapshot
   In fiscal 1998, we defensively hedged the British pound due to our heavy exposure to U.K. securities and our belief that the pound was somewhat overvalued. We used forward currency contracts to limit the risk of loss should the pound decline in value. The added expense of this contract reduced the Series' total return, but also reduced the risk to capital from fluctuating exchange rates. We believe the added cost was worth the protection we acquired.
   Because of the Series' value-oriented investment style, our holdings in Japanese stocks have historically been lower than the Index. This remained true as of year end; however, compared to our past, we held a slightly higher position (15.87% of net assets). We believed that Japan's lower interest rates, rising personal incomes and an effort to reform its banking system had improved the country's prospects for economic recovery.
   The International Monetary Fund (IMF) recently said that Japan is the key to the global economic picture. We agree. In mid-October, the Japanese parliament approved a $60 trillion yen ($509 billion) bank bailout package. Only time will tell how effectively the banking plan is implemented. Certainly, Japan's stabilization would help stimulate global economic recovery.


--------------------------------------------------------------------------------
International Equity Series Investment Objective

Seeks long-term growth without undue risk to principal. It seeks to achieve this objective by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.
--------------------------------------------------------------------------------

                                                          International Equity-1

Investment Outlook

   As we concluded 1998, the IMF lowered its forecast for world economic growth in 1999. The IMF now predicts a 2.2% growth rate--down slightly from its previous 2.5% prediction.
   In its outlook, the IMF stated that it would be "premature to consider the global economy's difficulties to be over," citing the risk of a possible global recession. We believe the global economy should still perform reasonably well in 1999, especially if Japan stabilizes.
   We expect market volatility to remain high in 1999, reflecting investors' concerns over this past year's economic difficulties in Asia, Russia and Latin America. This could certainly reduce the returns on international investments.
   We continue to closely monitor the condition of the Japanese economy. We anticipate keeping our position in Japanese stocks relatively small. The nation's recent economic weakness is beginning to offer significant value to investors and long-term potential for capital appreciation.
   The new unified currency in Europe--the Euro--will also bear watching. A unified European currency is expected to enhance trade and lead to increased efficiency across borders. While the initial reaction is positive, issues of labor mobility, nationalism and the ability for the European Central Bank to remain independent create some uncertainty for long-term prospects.

Growth of a $10,000 Investment
October 29, 1992 through
December 31, 1998


                    International Equity Series        MSCI EAFE Index
  10/29/92                    $10,000                      $10,000
  12/31/92                    $10,030                      $10,146
   3/31/93                    $10,090                      $11,363
   6/30/93                    $10,150                      $12,505
   9/30/93                    $10,800                      $13,335
  12/31/93                    $11,630                      $13,450
   3/31/94                    $11,668                      $13,920
   6/30/94                    $11,809                      $14,631
   9/30/94                    $12,041                      $14,646
  12/31/94                    $11,930                      $14,496
   3/31/95                    $12,323                      $14,766
   6/30/95                    $12,500                      $14,873
   9/30/95                    $13,226                      $15,493
  12/31/95                    $13,599                      $16,121
   3/31/96                    $14,336                      $16,587
   6/30/96                    $14,864                      $16,849
   9/30/96                    $15,264                      $16,828
  12/31/96                    $16,323                      $17,096
   3/31/97                    $16,919                      $16,828
   6/30/97                    $18,600                      $19,025
   9/30/97                    $18,702                      $18,903
  12/31/97                    $17,403                      $17,435
   3/31/98                    $19,576                      $20,272
   6/30/98                    $19,565                      $20,502
   9/30/98                    $16,779                      $17,600
  12/31/98                    $19,196                      $21,159



                           International Equity Series
                          Average Annual Total Returns
                        -------------------------------
                        Lifetime                +11.14%
                        Five Years              +10.54%
                        One Year                +10.33%

                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the International Equity Series and the Morgan Stanley EAFE Index for the period from the Series' inception on October 29, 1992 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                          International Equity-2

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
December 31, 1998

                                                                         Market
                                                          Number          Value
                                                        of Shares       (U.S. $)
 COMMON STOCK-96.40%
 Australia-11.23%
+Amcor ..........................................      1,415,000     $ 6,033,545
 CSR ............................................      1,904,966       4,647,898
 Foster's Brewing Group .........................      2,827,051       7,641,038
+National Australia Bank ........................        393,757       5,923,247
 Orica ..........................................        599,900       3,114,462
                                                                     -----------
                                                                      27,360,190
                                                                     -----------
 Belgium-2.37%
 Electrabel .....................................         13,115       5,762,415
                                                                     -----------
                                                                       5,762,415
                                                                     -----------
 France-7.77%
 Alcatel Alsthom ................................         38,015       4,652,965
 Compagnie de Saint Gobain ......................         34,299       4,842,584
 Elf Aquitaine ..................................         43,583       5,038,118
 Societe Generale ...............................         27,108       4,390,003
                                                                     -----------
                                                                      18,923,670
                                                                     -----------
 Germany-11.35%
+Bayer ..........................................        134,600       5,650,616
 Bayerische Vereinsbank .........................         60,900       4,817,211
 Continental ....................................        117,200       3,256,654
 RWE ............................................        146,000       8,061,274
 Siemens ........................................         89,050       5,852,091
                                                                     -----------
                                                                      27,637,846
                                                                     -----------
 Hong Kong-2.15 %
 Hong Kong Electric .............................        810,000       2,456,921
 Wharf Holdings .................................      1,900,000       2,771,216
                                                                     -----------
                                                                       5,228,137
                                                                     -----------
 Japan-15.87%
 Canon ..........................................        115,000       2,447,454
 Eisai ..........................................        287,000       5,564,219
 Hitachi ........................................        888,000       5,477,856
+Kinki Coca-Cola Bottling .......................        191,000       2,523,101
 Koito Manufacturing ............................        596,000       2,515,831
 Matsushita Electric ............................        435,000       7,663,050
 Nichido Fire & Marine ..........................        783,000       3,829,608
 West Japan Railway .............................          1,959       8,631,854
                                                                     -----------
                                                                      38,652,973
                                                                     -----------
 Malaysia-0.37%
 Oriental Holdings ..............................        510,720         589,292
 Sime Darby .....................................        380,000         326,785
                                                                     -----------
                                                                         916,077
                                                                     -----------
 Netherlands-5.22%
 Elsevier .......................................        199,500       2,794,720
 Koninklijke Van Ommeren ........................         60,100       1,872,708
 Royal Dutch Petroleum ..........................         63,000       3,137,558
 Unilever .......................................         57,440       4,910,539
                                                                     -----------
                                                                      12,715,525
                                                                     -----------

-----------------
Top 10 stock holdings, representing 30.9% of net assets, are printed in bold.

                                                                         Market
                                                          Number          Value
                                                        of Shares       (U.S. $)
 COMMON STOCK (Continued)
 New Zealand-2.33%
 Carter Holt Harvey .............................      1,187,800     $ 1,062,535
+Telecom Corporation of New Zealand .............        954,784       4,144,861
+Telecom Corporation of New Zealand IR ..........        209,409         457,293
                                                                     -----------
                                                                       5,664,689
                                                                     -----------
 Singapore-0.36%
 Jardine Matheson Holdings Limited ..............        336,622         868,485
                                                                     -----------
                                                                         868,485
                                                                     -----------
 Spain-7.23%
 Banco Central Hispanoamericano .................        611,244       7,265,941
 Iberdrola ......................................        197,800       3,704,829
 Telefonica de Espana ...........................        148,909       6,628,689
                                                                     -----------
                                                                      17,599,459
                                                                     -----------
 United Kingdom-30.15%
 Bass ...........................................        436,964       6,124,978
 BG .............................................        867,647       5,462,432
 Blue Circle Industry ...........................        918,236       5,282,372
 Boots ..........................................        433,200       7,336,215
 British Airways ................................        889,473       6,001,660
 Cable & Wireless ...............................        556,000       6,816,449
*Centrica .......................................        700,000       1,401,298
 GKN ............................................        594,000       7,912,570
 Glaxo Wellcome .................................        214,470       7,328,073
 Great Universal Stores .........................        438,000       4,571,041
 Rio Tinto ......................................        522,100       6,007,011
 Taylor Woodrow .................................      1,365,000       3,405,762
 Unigate ........................................        808,000       5,786,825
                                                                     -----------
                                                                      73,436,686
                                                                     -----------
 Total Common Stock
  (cost $199,255,236)                                                234,766,152
                                                                     -----------
 RIGHTS-0.05%
 New Zealand-0.05%
*Telefonica de Espana ...........................        148,909         132,364
                                                                     -----------
 Total Rights (cost $0)                                                  132,364
                                                                     -----------
 WARRANTS-0.00%
 Hong Kong-0.00%
*Wharf Holdings .................................         95,000           7,848
                                                                     -----------
 Total Warrants (cost $0)                                                  7,848
                                                                     -----------


                                                          International Equity-3

International Equity Series
Statement of Net Assets (Continued)


                                                                         Market
                                                          Principal       Value
                                                            Amount       (U.S.$)
REPURCHASE AGREEMENTS-3.61%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,264,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $2,511,805) ..................................        $2,461,000   $2,461,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $3,139,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $3,229,162) ..................................         3,162,000    3,162,000



                                                                         Market
                                                          Principal       Value
                                                            Amount       (U.S.$)
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98, collateralized by $688,000
   U.S. Treasury Notes 7.75% due 12/31/99, market value
   $709,135 and $962,000 U.S. Treasury Notes 7.75%
   due 1/31/00, market value $1,024,590 and $966,000
   U.S. Treasury Notes 6.25% due 8/31/00, market value
   $1,011,404 and $461,000 U.S. Treasury Notes 6.50%
   due 5/31/01, market value $482,434) ...............   $3,163,000   $3,163,000
                                                                      ----------
Total Repurchase Agreements
  (cost $8,786,000) ..................................                 8,786,000
                                                                      ----------


TOTAL MARKET VALUE OF SECURITIES-100.06% (cost $208,041,236)       $243,692,364

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.06%)                (156,323)
                                                                   ------------
NET ASSETS APPLICABLE TO 14,780,659 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $16.48 PER SHARE-100.00%             $243,536,041
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $ 0.01 par value, 1,000,000,000 shares
authorized to the Fund with 50,000,000 shares
allocated to the Series ........................................   $203,108,109
Undistributed net investment income** ..........................      4,931,609
Accumulated net realized loss on investments ...................       (477,750)
Net unrealized appreciation of investments
and foreign currencies .........................................     35,974,073
                                                                   ------------
Total net assets ...............................................   $243,536,041
                                                                   ============
---------------
 *Non-income producing security for the year ended December 31, 1998. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

  IR-Installment Receipts

                             See accompanying notes



                                                          International Equity-4

Delaware Group Premium Fund, Inc.-
International Equity Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends ......................................................     $7,078,322
Interest .......................................................        815,143
Foreign tax withheld ...........................................       (529,311)
                                                                    -----------
                                                                      7,364,154
                                                                    -----------
EXPENSES:
Management fees ................................................      1,679,911
Custodian fees .................................................         93,175
Accounting and administration ..................................         91,538
Professional fees ..............................................         26,180
Reports and statements to shareholders .........................         21,600
Registration fees ..............................................         11,350
Taxes (other than taxes on income) .............................         11,149
Dividend disbursing and transfer agent
 fees and expenses .............................................          6,911
Directors' fees ................................................          3,789
Other ..........................................................         31,506
                                                                    -----------
                                                                      1,977,109
                                                                    -----------
Less expenses absorbed or waived by
   Delaware International Advisers Ltd. ........................        (28,730)
                                                                    -----------

Total expenses .................................................      1,948,379
                                                                    -----------

NET INVESTMENT INCOME ..........................................      5,415,775
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments ....................................................      1,016,624
Foreign currencies .............................................         14,464
                                                                    -----------
Net realized gain ..............................................      1,031,088
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies .......................     14,401,533
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS AND
   FOREIGN CURRENCIES ..........................................     15,432,621
                                                                    -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................    $20,848,396
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
International Equity Series
Statements of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------

INCREASE IN NET ASSETS
 FROM OPERATIONS:
Net investment income ...........................      $5,415,775    $3,977,084
Net realized gain on investments
   and foreign currencies .......................       1,031,088     2,577,473
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currencies ...................................      14,401,533     1,459,920
                                                     ------------  ------------
Net increase in net assets resulting
   from operations ..............................      20,848,396     8,014,477
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................      (7,631,302)   (4,927,079)
                                                     ------------  ------------
                                                       (7,631,302)   (4,927,079)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .......................      66,971,858    70,066,962
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income ............................       7,631,302     4,927,079
                                                     ------------  ------------
                                                       74,603,160    74,994,041
Cost of shares repurchased ......................     (43,147,474)  (10,645,895)
                                                     ------------  ------------
Increase in net assets derived from capital
   share transactions ...........................      31,455,686    64,348,146
                                                     ------------  ------------

NET INCREASE IN NET ASSETS ......................      44,672,780    67,435,544
                                                     ------------  ------------

NET ASSETS:
Beginning of year ...............................     198,863,261   131,427,717
                                                     ------------  ------------
End of year .....................................    $243,536,041  $198,863,261
                                                     ============  ============

                             See accompanying notes



                                                          International Equity-5

Delaware Group Premium Fund, Inc.-International Equity Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                   Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year .....................      $15.520     $15.110      $13.120     $11.840      $11.620

Income from investment operations:
Net investment income(1) ...............................        0.386       0.359        0.557       0.419        0.220
Net realized and unrealized gain on
   investments and foreign currencies ..................        1.169       0.596        1.966       1.191        0.080
                                                              -------     -------      -------     -------      -------
Total from investment operations .......................        1.555       0.955        2.523       1.610        0.300
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ...................       (0.595)     (0.545)      (0.420)     (0.240)      (0.070)
Distributions from net realized gain
   on investments ......................................         none        none       (0.113)     (0.090)      (0.010)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions ......................       (0.595)     (0.545)      (0.533)     (0.330)      (0.080)
                                                              -------     -------      -------     -------      -------
Net asset value, end of year ...........................      $16.480     $15.520      $15.110     $13.120      $11.840
                                                              =======     =======      =======     =======      =======
Total return ...........................................       10.33%       6.60%       20.03%      13.98%        2.57%

Ratios and supplemental data:
Net assets, end of year (000 omitted) ..................     $243,536    $198,863     $131,428     $81,548      $57,649
Ratio of expenses to average net assets ................        0.87%       0.85%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior
   to expense limitation ...............................        0.88%       0.90%        0.91%       0.89%        1.01%
Ratio of net investment income to average net assets ...        2.41%       2.28%        4.71%       3.69%        2.63%
Ratio of net investment income to average net
   assets prior to expense limitation ..................        2.40%       2.23%        4.60%       3.60%        2.42%
Portfolio turnover .....................................           5%          7%           8%         19%          13%

------------------
(1)Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

                             See accompanying notes



                                                          International Equity-6

Delaware Group Premium Fund, Inc.-International Equity Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the International Equity Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The International Equity Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DIAL has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.95% of average daily net assets of the Series through April 30, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.




                                                          International Equity-7

International Equity Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                         Dividend disbursing
               Investment                  transfer agent,
               management                 accounting fees
             fee payable to              and other expenses
                  DIAL                     payable to DSC
             --------------              -------------------
               $147,533                        $7,387

Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases ...........   $44,100,850
 Sales ...............   $10,988,732

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                         Aggregate             Aggregate
    Cost of             unrealized            unrealized          Net unrealized
  investments          appreciation          depreciation          appreciation
  -----------          ------------          ------------         --------------
 $208,041,236          $53,406,040          ($17,754,912)          $35,651,128

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                      Year of
                     expiration
                        2005
                     ----------
                      $477,750

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                     Shares issued upon
                                                  reinvestment of dividends
                                                     from net investment         Shares           Net
                                    Shares sold            income              repurchased      increase
                                    -----------   -------------------------    -----------      --------
Year ended December 31, 1998 ....    4,191,375            498,862              (2,725,472)     1,964,765
Year ended December 31, 1997 ....    4,451,284            342,396                (674,626)     4,119,054


5. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.



                                                          International Equity-8

International Equity Series
Notes to Financial Statements (Continued)


                                                   Value of
                              In exchange        contract at          Settlement      Unrealized appreciation
Contracts to Receive              for              12/31/98              date              (depreciation)
--------------------          -----------        -----------          ----------      -----------------------
262,363 British Pounds         $441,688           $434,910              1/5/99                ($6,778)
218,807 British Pounds          362,673            362,682              1/7/99                      9


                                                   Value of
                              In exchange        contract at          Settlement      Unrealized appreciation
Contracts to Deliver              for              12/31/98              date              (depreciation)
--------------------          -----------        -----------          ----------      -----------------------
10,082,609 British Pounds      $17,014,000       $16,698,634            1/29/99               $315,366


6. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

                    Market value of                Market value of
                  securities on loan                  collateral
                  ------------------               ---------------
                      $17,452,250                    $18,312,259

Net income from securities lending activities for the year ended December 31, 1998 was $153,758 and is included in interest income on the statement of operations.



                                                          International Equity-9

Delaware Group Premium Fund, Inc.-International Equity Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-International Equity Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-International Equity Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-International Equity Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
Philadelphia, Pennsylvania                                 Ernst & Young LLP
February 5, 1999


                                                         International Equity-10

FOR INCOME

Delchester Series

Investment Strategy and Performance in 1998
   High-yield bond market performance in the middle of fiscal 1998 closely followed the equity market's decline. Erosion of equity values in late summer, combined with dramatically heightened volatility, quickly altered conditions in the high-yield market.
   Delchester Series had a disappointing total return of -1.83% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998, underperforming its benchmark Salomon SmithBarney High-Yield Bond Index, which returned +4.43%. We replaced the Merrill Lynch High Yield Bond Index with the Salomon SmithBarney High Yield Bond Index because unlike the Merrill Index, the Salomon SmithBarney Index does not include significant holdings of zero coupon bonds which do not make cash payments. We do not tend to invest very much of our assets in these types of bonds, so the Salomon SmithBarney Index is representative of our strategy.
   Concerns about Asia's troubled economies and Russia's loan default led to increased investor sensitivity to credit risk in 1998. As a result, investors pumped large amounts of cash into U.S. Treasuries in August to shield themselves from extreme price volatility in the marketplace. This caused a liquidity drought in the high-yield bond market, which resulted in a loss in principal value for the Series' holdings.
   After the Federal Reserve lowered interest rates this past fall, liquidity in many high-yield issues improved. High-yield bond prices moved slightly higher by year end which helped the Series regain some of its earlier losses.
   Delchester Series invests in high yielding, higher risk bonds with a primary focus on bonds rated B and BB--the higher quality tiers of the high-yield, non-investment grade bond market. The BB segment, due to its relatively higher credit quality and greater interest-rate sensitivity, fared better than other credit quality sectors within the high-yield market. The Series' holdings had a bias toward bonds rated B, with the balance in bonds rated BB.

Portfolio Snapshot
   Performance in individual sectors of the high-yield market varied widely in 1998 according to global economic exposure and near-term reliance on the capital markets for future funding. Cyclical companies (representing 7.94% of the Series' net assets at year end) performed poorly. Consumer-related companies--cable and media, home builders, lodging and utilities companies--did quite well. We held 9.88% of net assets in consumer stocks.
   Slowing economies worldwide have reduced the demand for many commodities. As a result, high-yield issuers in the metals and mining and paper industries posted negative double-digit returns in 1998. The Series held approximately 5.69% of net assets in these two sectors.
   Illiquid conditions in 1998 temporarily halted new debt issuance. As the Fed lowered interest rates in the fall, this enabled corporations to sell new bonds; however, new issuance so late in the year did not keep up with renewed investor demand. This imbalance pushed high-yield bond prices modestly higher, pushing yields down as a result.

Investment Outlook
   While changing economic tides have increased investors' risk sensitivity, underlying credit quality is unchanged. The default rate has moved slightly above its low, but it is still well below the historical average of 3.4%.
   Additionally, credit agencies have downgraded their ratings on less than 6% of net issuers, further suggesting to us that a material decline in relative credit quality has not occurred. Indications point to the U.S. economy slowing, but clear signs of underlying weakness have yet to appear.
   Over time, illiquid and volatile markets ultimately lead to swelling mutual fund cash balances. We believe this, combined with a lack of new supply, will propel the high-yield market forward as historically high-yield premiums eventually attract more investors.

--------------------------------------------------------------------------------

Delchester Series Investment Objective
Seeks as high a level of current income as possible. It attempts to achieve its objective by investing in rated and unrated corporate bonds, including higher risk, non-investment grade bonds, U.S. government securities and commercial paper.

--------------------------------------------------------------------------------

                                                                    Delchester-1

Growth of a $10,000 Investment
January 1, 1989 through
December 31, 1998


                                        Merrill Lynch High Yield Bond Index           Salomon SmithBarney
                    Delchester Series                                          Cash Pay High-Yield Bond Index
  12/31/88               $10,000                     $10,000                                 $10,000
  12/31/89               $10,462                     $10,424                                 $10,107
  12/31/90               $ 9,718                     $ 9,970                                 $ 9,396
  12/31/91               $13,365                     $13,418                                 $12,611
  12/31/92               $15,160                     $15,855                                 $14,919
  12/31/93               $17,641                     $18,579                                 $17,511
  12/31/94               $17,135                     $18,699                                 $17,368
  12/31/95               $19,791                     $22,422                                 $20,710
  12/31/96               $22,318                     $24,903                                 $22,956
  12/31/97               $25,359                     $28,035                                 $25,964
  12/31/98               $24,898                     $29,050                                 $27,113

                      Delchester Series
                Average Annual Total Returns
                ----------------------------
10 Years                                           +9.55%
Five Years                                         +7.14%
One Year                                           -1.83%
           For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Delchester Series, the Salomon SmithBarney Cash Pay High-Yield Bond Index and the Merrill Lynch High Yield Bond Index for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                                    Delchester-2

Delaware Group Premium Fund, Inc.-Delchester Series
Statement of Net Assets
December 31,1998
                                                       Principal        Market
                                                        Amount          Value
  CORPORATE BONDS-85.12%
  Aerospace & Defense-0.45%
  Federal Data sr sub nts
   10.125% 8/1/05 ..............................      $  550,000      $  544,500
                                                                      ----------
                                                                         544,500
                                                                      ----------
  Automobiles & Automotive Parts-2.48%
  ADV Accessory/AAS Capital sr sub nts
   9.75% 10/1/07 ...............................         650,000         650,000
  Hayes Lemmerz International co
   guarantee 8.25% 12/15/08 ....................         500,000         500,000
  Newcor co guarantee 9.875% 3/1/08 ............         450,000         429,750
  Special Devices sr sub nts
   11.375% 12/15/08 ............................         200,000         203,500
  Stanadyne Automotive sr sub nts
   10.25% 12/15/07 .............................         800,000         816,000
  Talon Automotive Group sr sub nts
   9.625% 5/1/08 ...............................         400,000         394,000
                                                                      ----------
                                                                       2,993,250
                                                                      ----------
  Banking, Finance & Insurance-0.95%
  American Banknote unsec sr sub nts
   11.25% 12/1/07 ..............................       1,500,000       1,065,000
  Western Financial Bank sub debs
   8.875% 8/1/07 ...............................         100,000          79,750
                                                                      ----------
                                                                       1,144,750
                                                                      ----------
  Buildings & Materials-2.73%
  American Builders and Contractors sr
   unsec sub nts 10.625% 5/15/07 ...............         225,000         212,625
  Clark Materials Handling unsec sr nts
   10.75% 11/15/06 .............................         500,000         515,000
  Collins & Aikman sr sub nts
   10.00% 1/15/07 ..............................         350,000         366,188
  Nortek sr nts 9.25% 3/15/07 ..................         500,000         518,750
  Safelite Glass sr sub nts
   9.875% 12/15/06 .............................         500,000         465,000
  WESCO Distribution co guarantee
   9.125% 6/1/08 ...............................         750,000         762,188
 +WESCO International sr disc nts
  11.125% 6/1/08 ...............................         750,000         450,000
                                                                      ----------
                                                                       3,289,751
                                                                      ----------
  Cable, Media & Publishing-4.81%
  Amtran co guarantee 9.625% 12/15/05 ..........         250,000         250,000
 +Falcon Holding Group debs
   9.285% 4/15/10 ..............................       1,100,000         759,000
  Mail-Well sr sub nts 8.75% 12/15/08 ..........       1,000,000       1,005,000
  Northland Cable Television sr sub nts
   10.25% 11/15/07 .............................         550,000         580,250
  Pathnet sr nts 12.25% 4/15/08 ................         300,000         210,000
  Pegasus Communications sr nts
   9.625% 10/15/05 .............................         250,000         250,000
  PREMIER GRAPHICS sr nts
   11.50% 12/1/05 ..............................         400,000         400,500
 +PX Escrow sr disc nts 9.625% 2/1/06 ..........       1,250,000         692,188
 +Radio Unica sr disc nts 11.75% 8/1/06 ........         500,000         270,625

                                                       Principal        Market
                                                        Amount          Value
  CORPORATE BONDS (Continued)
  Cable, Media & Publishing (Continued)
  Sullivan Graphics sr sub nts
    12.75% 8/1/05 ................................     $  250,000     $  255,000
 +21st Century Telecom Group sr
    disc nts 12.25% 2/15/08 ......................        900,000        379,125
 +United International Holdings sr disc nts
   10.75% 2/15/08 ................................      1,400,000        756,000
                                                                      ----------
                                                                       5,807,688
                                                                      ----------
  Chemicals-3.60%
  Aqua Chemical sr sub nts
   11.25% 7/1/08 .................................        800,000        760,000
  Brunner Mond Group sr sub nts
   11.00% 7/15/08 ................................        400,000        372,000
  Geo Specialty Chemicals sr sub nts
   10.125% 8/1/08 ................................        200,000        195,000
  Huntsman sr sub nts 9.50% 7/1/07 ...............        400,000        401,000
  Koppers Industries unsec sr sub nts
   9.875% 12/1/07 ................................        500,000        490,000
  LaRoche Industries sr sub nts
   9.50% 9/15/07 .................................      1,500,000      1,365,000
  PCI Chemical Canada guaranteed
   sub nts 9.25% 10/15/07 ........................         50,000         40,438
 +Sterling Chemical sr disc nts
   13.50% 8/15/08 ................................      1,775,000        727,750
                                                                      ----------
                                                                       4,351,188
                                                                      ----------
  Computers & Technology-1.57%
 +Cellnet Data Systems sr disc nts
   14.00% 10/1/07 ................................      1,000,000        510,000
  PSINet sr nts 10.00% 2/15/05 ...................      1,040,000      1,029,600
  PSINet sr nts 11.50% 11/1/08 ...................        100,000        104,000
  Statia Terminals mtg nts
   11.75% 11/15/03 ...............................        250,000        252,500
                                                                      ----------
                                                                       1,896,100
                                                                      ----------
  Consumer Products-5.85%
  Desa International sr sub nts
   9.875% 12/15/07 ...............................      1,115,000        847,400
  Drypers sr nts 10.25% 6/15/07 ..................        500,000        481,250
  EV International sr sub nts
   11.00% 3/15/07 ................................      1,000,000        900,000
  French Fragrance sr nts
   10.375% 5/15/07 ...............................      1,000,000        998,750
  Home Interiors and Gifts sr sub nts
   10.125% 6/1/08 ................................      1,150,000      1,138,500
  Iron Age co guarantee 9.875% 5/1/08 ............      1,000,000        912,500
 +Iron Age sr disc nts 12.125% 5/1/09 ............        500,000        270,000
  Prime Succession Acquisition sr sub nts
   10.75% 8/15/04 ................................        200,000        196,250
  Riddell Sports sr unsec sub nts
   10.50% 7/15/07 ................................        400,000        380,000
  Spinnaker Industries sr nts
   10.75% 10/15/06 ...............................        300,000        261,000
  Telex Communications sr sub nts
   10.50% 5/1/07 .................................        750,000        674,063
                                                                      ----------
                                                                       7,059,713
                                                                      ----------

                                                                    Delchester-3

Delchester Series
Statement of Net Assets (Continued)
                                                       Principal        Market
                                                        Amount          Value
  CORPORATE BONDS (Continued)
  Electronics & Electrical Equipment-0.56%
  Elgar Holdings co guarantee
   9.875% 2/1/08 .................................     $  200,000     $  184,000
  Phase Metrics co guarantee
   10.75% 2/1/05 .................................        700,000        493,500
                                                                      ----------
                                                                         677,500
                                                                      ----------
  Energy-4.33%
  Abraxas Petro co guarantee
   11.50% 11/1/04 ................................        150,000        115,500
  First Wave Marine sr nts
   11.00% 2/1/08 .................................      1,100,000      1,034,000
  Michael Petroleum sr nts
   11.50% 4/1/05 .................................        400,000        280,000
  Outboard Marine sr nts
   10.75% 6/1/08 .................................        850,000        833,000
  Panaco unsec sr sub nts
   10.625% 10/1/04 ...............................        850,000        646,000
  Rutherford-Moran Oil sr sub nts
   10.75% 10/1/04 ................................        750,000        862,500
  TransAmerican Energy sr nts
   11.50% 6/15/02 ................................        250,000         95,000
 +TransAmerican Energy sr disc nts
   13.00% 6/15/02 ................................      1,000,000        340,000
  TransAmerican Refining units
   16.00% 6/30/03 ................................      1,000,000        420,000
 +Universal Compression sr disc nts
   9.875% 2/15/08 ................................      1,000,000        600,000
                                                                      ----------
                                                                       5,226,000
                                                                      ----------
  Enviromental Services-0.23%
  Hydrochem Industrial Services sr sub nts
   10.375% 8/1/07 ................................        275,000        273,625
                                                                      ----------
                                                                         273,625
                                                                      ----------
  Food, Beverage & Tobacco-5.30%
  Albecca sr sub nts 10.75% 8/15/08 ..............        500,000        510,000
  Ameriserve Food sr sub nts
   10.125% 7/15/07 ...............................      1,000,000        910,000
  Carrols sr sub nts 9.50% 12/1/08 ...............      1,000,000      1,020,000
  Core-Mark International sr sub nts
   11.375% 9/15/03 ...............................        200,000        204,000
 +Del Monte Foods sr disc nts
   12.50% 12/15/07 ...............................      2,050,000      1,435,000
  DiGiorgio sr nts 10.00% 6/15/07 ................        775,000        724,625
 +Electronic Retailing Systems sr disc nts
   13.25% 2/1/04 .................................        500,000        182,500
  Favorite Brands sr nts 10.75% 5/15/06 ..........        800,000        656,000
  Fresh Foods co guarantee
   10.75% 6/1/06 .................................        800,000        760,000
                                                                      ----------
                                                                       6,402,125
                                                                      ----------
  Healthcare & Pharmaceuticals-2.99%
 +Alaris Medical sr disc nts
   11.125% 8/1/08 ................................      1,000,000        560,000
  Alliance Imaging sr sub nts
   9.625% 12/15/05 ...............................        600,000        591,000
                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Healthcare & Pharmaceuticals (Continued)
  Dynacare sr nts 10.75% 1/15/06 .................     $  500,000     $  505,000
 Insight Health Services co guarantee
  9.625% 6/15/08 .................................      1,000,000        970,000
 Kinetic Concepts sr sub nts
  9.625% 11/1/07 .................................      1,000,000        986,250
                                                                      ----------
                                                                       3,612,250
                                                                      ----------
 Industrial Machinery-3.86%
 AEP Industries sr sub nts
  9.875% 11/15/07 ................................        150,000        151,500
 Burke Industries unsec sr nts
  10.00% 8/15/07 .................................        500,000        492,500
 Cambridge Industries sr sub nts
  10.25% 7/15/07 .................................        800,000        692,000
 Grove Worldwide sr sub nts
  9.25% 5/1/08 ...................................      1,050,000        971,250
 Motors and Gears sr nts
  10.75% 11/15/06 ................................        200,000        210,750
 Nationsrent sr sub nts
  10.375% 12/15/08 ...............................        250,000        250,000
 Republic Engineered Steel mtg nts
  9.875% 12/15/01 ................................      1,250,000      1,284,375
 Safety Components International
  sr sub nts 10.125% 7/15/07 .....................        600,000        605,250
                                                                      ----------
                                                                       4,657,625
                                                                      ----------
 Leisure, Lodging & Entertainment-2.95%
+Aladdin Gaming units 13.50% 3/1/10 ..............      1,250,000        350,000
  HMH Properties sr nts 8.45% 12/1/08 ............        825,000        828,094
+Premier Parks sr disc nts
  10.00% 4/1/08 ..................................      1,200,000        816,000
 Silver Cinemas sr sub nts
  10.50% 4/15/05 .................................        600,000        444,000
 United Artists Theatre sr sub nts
  9.75% 4/15/08 ..................................      1,175,000      1,128,000
                                                                      ----------
                                                                       3,566,094
                                                                      ----------
 Metals & Mining-4.36%
 Commonwealth Aluminum sr sub nts
  10.75% 10/1/06 .................................        200,000        200,250
 Doe Run Resources co guarantee
  11.25% 3/15/05 .................................      1,200,000        930,000
 Great Lakes Carbon co guarantee
  10.25% 5/15/08 .................................        750,000        760,313
 Jorgensen Earle sr nts 9.50% 4/1/05 .............      1,300,000      1,241,500
 Metallurg co guarantee
  11.00% 12/1/07 .................................      1,250,000      1,198,438
 Ormet co guarantee 11.00% 8/15/08 ...............        500,000        477,500
 P & L Coal Holdings sr sub nts
  9.625% 5/15/08 .................................        450,000        457,875
                                                                      ----------
                                                                       5,265,876
                                                                      ----------
 Packaging & Containers-2.78%
 Gaylord Container sr nts
  9.75% 6/15/07 ..................................        550,000        467,500
 Gaylord Container sr nts
  9.875% 2/15/08 .................................        800,000        544,000

                                                                    Delchester-4

Delchester Series
Statement of Net Assets (Continued)

                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Packaging & Containers (Continued)
+Graham Packaging/GPC Capital
  sr disc nts 10.75% 1/15/09 .....................     $1,000,000     $  695,000
 Riverwood International unsec sr sub nts
   10.875% 4/1/08 ................................      1,800,000      1,647,000
                                                                      ----------
                                                                       3,353,500
                                                                      ----------
 Paper & Forest Products-1.33%
 Fibermark sr nts 9.375% 10/15/06 ................        400,000        405,000
 MAXXAM Group sr sec nts
   12.00% 8/1/03 .................................        600,000        609,000
 US Office Products sr sub nts
   9.75% 6/15/08 .................................        900,000        594,000
                                                                      ----------
                                                                       1,608,000
                                                                      ----------
 Retail-4.80%
 Advance Stores sr sub nts
   10.25% 4/15/08 ................................        800,000        812,000
 Fleming sr sub nts 10.50% 12/1/04 ...............      1,750,000      1,671,250
 Frank's Nursery & Crafts sr sub nts
   10.25% 3/1/08 .................................        800,000        794,000
 Jitney-Jungle Stores unsec sr sub nts
   10.375% 9/15/07 ...............................      1,300,000      1,342,250
 Leslie's Poolmart sr nts
   10.375% 7/15/04 ...............................        500,000        520,000
 Petro Stopping Centers sr nts
   10.50% 2/1/07 .................................        250,000        262,500
 Sonic Automotive sr sub nts
   11.00% 8/1/08 .................................        400,000        388,000
                                                                      ----------
                                                                       5,790,000
                                                                      ----------
 Telecommunications-18.17%
 AMSC Acquisition sr nts
   12.25% 4/1/08 .................................        950,000        608,000
 Arch Communications sr nts
   12.75% 7/1/07 .................................      1,000,000      1,000,000
 BTI Telecom sr nts 10.50% 9/15/07 ...............      1,500,000      1,230,000
+Call-Net Enterprises sr disc nts
  8.94% 8/15/08 ..................................      1,000,000        585,000
 Caprock Communications sr nts
   12.00% 7/15/08 ................................      1,500,000      1,425,000
 Convergent Communication units
   13.00% 4/1/08 .................................        500,000        440,000
+DTI Holdings sr disc nts
  12.50% 3/1/08 ..................................      1,250,000        318,750
+Econophone sr disc nts 11.00% 2/15/08 ...........        800,000        384,000
+FirstWorld Communication units
  13.00% 4/15/08 .................................      1,500,000        465,000
 Global Crossing co guarantee
  9.625% 5/15/08 .................................        600,000        637,500
+GST USA sr disc nts 13.875% 12/15/05 ............      1,000,000        730,000
 Jacor Communications unsec sr sub nts
  9.75% 12/15/06 .................................        500,000        555,000
+KMC Telecom Holdings sr disc nts
  12.50% 2/15/08 .................................      1,500,000        723,750
+McCaw International sr disc nts
  13.00% 4/15/07 .................................        600,000        330,000
                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Telecommunications (Continued)
 Metrocall unsec sr sub nts
  10.375% 10/1/07 ..............................     $ 1,475,000     $ 1,517,406
 Metromedia Fiber sr nts
  10.00% 11/15/08 ..............................         350,000         362,688
+MetroNet Communications sr disc nts
  9.95% 6/15/08 ................................       1,200,000         741,000
+NEXTEL Communications sr disc nts
  9.95% 2/15/08 ................................       2,400,000       1,446,000
+NextLink Communications sr disc nts
  9.45% 4/15/08 ................................         700,000         400,750
 Nextlink Communications sr nts
  9.625% 10/1/07 ...............................         500,000         483,750
 NextLink Communications sr nts
  10.75% 11/15/08 ..............................         600,000         616,500
+RCN sr disc nts 9.80% 2/15/08 .................       1,900,000       1,026,000
+RCN sr disc nts
  11.125% 10/15/07 .............................       2,750,000       1,608,750
 RCN sr nts 10.00% 10/15/07 ....................         200,000         192,000
+Rhythms Netconnections units
  13.50% 5/15/08 ...............................       1,400,000         686,000
 Splitrock Services units
  11.75% 7/15/08 ...............................         400,000         362,000
+Teligent sr disc nts 11.50% 3/1/08 ............       1,750,000         857,500
 Teligent sr nts 11.50% 12/1/07 ................       1,300,000       1,222,000
 USA Mobile Communication sr nts
  14.00% 11/1/04 ...............................         500,000         525,000
+Viatel units 12.50% 4/15/08 ...................         775,000         453,375
                                                                     -----------
                                                                      21,932,719
                                                                     -----------
 Textiles, Apparel & Furniture-0.66%
 Globe Manufacturing sr sub nts
  10.00% 8/1/08 ................................         550,000         500,500
 Scovill Fasteners sr unsec nts
  11.25% 11/30/07 ..............................         300,000         299,250
                                                                     -----------
                                                                         799,750
                                                                     -----------
 Transportation & Shipping-3.75%
 American Reefer mtg nts
  10.25% 3/1/08 ................................         350,000         222,250
 Ameriking sr nts 10.75% 12/1/06 ...............         450,000         470,250
 Atlas Air sr nts 9.25% 4/15/08 ................         750,000         749,063
 Atlas Air sr nts 9.375% 11/15/06 ..............         500,000         509,375
 Continental Airlines nts 8.00% 12/15/05 .......         500,000         499,375
 Eletson Holdings mtg nts
  9.25% 11/15/03 ...............................         430,000         423,550
 Holt Group sr nts 9.75% 1/15/06 ...............       1,000,000         700,000
 Millenium Seacarriers units
  12.00% 7/15/05 ...............................         200,000         168,000
 Navigator Gas Transport nts
  10.50% 6/30/07 ...............................         400,000         348,000
 Navigator Gas Transport units
  12.00% 6/30/07 ...............................         400,000         432,000
                                                                     -----------
                                                                       4,521,863
                                                                     -----------
 Utilities-0.98%
 Trench Electric & Trench co guarantee
  10.25% 12/15/07 ..............................       1,250,000       1,178,125
                                                                     -----------
                                                                       1,178,125
                                                                     -----------
                                                                    Delchester-5

Delchester Series
Statement of Net Assets (Continued)
                                                        Principal        Market
                                                          Amount         Value
 CORPORATE BONDS (Continued)
 Miscellaneous-5.63%
 Accuride sr sub nts 9.25% 2/1/08 ............     $  1,000,000     $  1,020,000
 Allied Waste NA sr nts
  7.875% 1/1/09 ..............................          800,000          813,000
 AXIA co guarantee 10.75% 7/15/08 ............          300,000          304,500
 Comforce Operating sr nts
  12.00% 12/1/07 .............................          450,000          455,625
 Derby Cycle/Lyon sr nts
  10.00% 5/15/08 .............................        1,300,000        1,235,000
 Eagle-Picher Industries co guarantee
  9.375% 3/1/08 ..............................        1,000,000          960,000
 Indesco International sr sub nts
  9.75% 4/15/08 ..............................          500,000          467,500
 Perry-Judd co guarantee
  10.625% 12/15/07 ...........................          500,000          525,000
 Protection One sr sub nts
  8.125% 1/15/09 .............................          200,000          200,500
+Spin Cycle units 12.75% 5/1/05 ..............          500,000          270,000
+Thermadyne Holdings debs
  12.50% 6/1/08 ..............................          500,000          245,625
 United Rentals sr sub nts
  9.25% 1/15/09 ..............................          300,000          303,000
                                                                    ------------
                                                                       6,799,750
                                                                    ------------
 Total Corporate Bonds
  (cost $113,246,222) ........................                       102,751,742
                                                                    ------------
PREFERRED STOCK-1.70%
 Dobson Communications pik .....................             273       $ 273,220
*Eagle-Picher Holdings .........................              90         441,000
 El Paso Electric pik ..........................           6,993         728,122
 Nebco Evans Holding pik .......................           4,339         291,797
 Pegasus Communications pik ....................              65          61,891
 Pegasus Communications Unit ...................             250         245,000
                                                                    ------------
 Total Preferred Stock
  (cost $2,231,876) ............................                       2,041,030
                                                                    ------------

 CONVERTIBLE PREFERRED STOCK-0.35%
 E. Spire Communications pik ...................             736         426,739
                                                                    ------------
 Total Convertible Preferred Stock
  (cost $752,919) ..............................                         426,739
                                                                    ------------

 RIGHTS AND WARRANTS-0.06%
*American Banknote .............................           1,500          15,000
*American Mobile Satellite .....................             950           3,685
*Cellnet Data Systems ..........................           1,000          25,000
*DTI Holdings ..................................           1,250             624
*Electronic Retailing System ...................             500           2,500
*Gothic Energy .................................           1,400           1,400
*KMC Telecom Holdings ..........................           1,500           5,624
*Nextel International ..........................             300             150
*Pathnet .......................................             300           3,000
*Terex-Appreciation ............................             800          16,000
                                                                    ------------
 Total Rights and Warrants
  (cost $106,717) ..............................                          72,983
                                                                    ------------
                                                                    Delchester-6

Delchester Series
Statement of Net Assets (Continued)

                                                   Principal            Market
                                                     Amount             Value
REPURCHASE AGREEMENTS-10.99%
With Chase Manhattan 4.50% 1/4/99 (dated
 12/31/98, collateralized by $3,418,000
 U.S. Treasury Notes 7.875%
 due 8/15/01, market value
 $3,791,437) ...................................   $3,715,000      $  3,715,000
With J.P. Morgan Securities
 4.75% 1/4/99 (dated 12/31/98,
 collateralized by $4,739,000
 U.S. Treasury Notes 5.75%
 due 10/31/00, market value
 $4,874,248) ...................................    4,774,000         4,774,000

REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85% 1/4/99
   (dated 12/31/98, collateralized by
   $1,038,000 U.S. Treasury Notes 7.75%
   due 12/31/99, market value
   $1,070,401 and $1,452,000
   U.S. Treasury Notes 7.75%
   due 1/31/00, market value
   $1,546,564 and $1,458,000
   U.S. Treasury Notes 6.25%
   due 8/31/00, market value
   $1,526,660 and $695,000
   U.S. Treasury Notes 6.50%
   due 5/31/01, market value
   $728,208) ...................................   $4,773,000      $  4,773,000
                                                                   ------------
Total Repurchase Agreements
   (cost $13,262,000)                                                13,262,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES-98.22% (cost $129,599,734) ..     $118,554,494

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.78% ........        2,153,778
                                                                   ------------

NET ASSETS APPLICABLE TO 14,264,527 SHARES ($0.01 PAR VALUE)
  OUTSTANDING; EQUIVALENT TO $8.46 PER SHARE-100.00% .........     $120,708,272
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
authorized to the Fund with 50,000,000 shares allocated
to the Series ................................................     $132,213,364
Undistributed net investment income ..........................          118,123
Accumulated net realized loss on investments .................         (577,975)
Net unrealized depreciation of investments ...................      (11,045,240)
                                                                   ------------
Total net assets .............................................      $120,708,272
                                                                   =============

--------------
*Non-income producing security for the year ended December 31 ,1998.
+Zero coupon security as of December 31, 1998. The coupon shown is the step up rate.

Summary of Abbreviations:
co guarantee - company guaranteed
debs - debentures
disc - discount
mtg - mortgage
nts- notes
pik - payment in kind
sr - senior
sub-subordinated
unsec- unsecured

                             See accompanying notes
                                                                    Delchester-7

Delaware Group Premium Fund, Inc.-
Delchester Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Interest ..................................................        $ 11,758,269
Dividends .................................................             406,247
                                                                   ------------
                                                                     12,164,516
                                                                   ------------

EXPENSES:
Management fees ...........................................             689,099
Accounting and administration .............................              45,308
Professional fees .........................................              13,120
Taxes (other than taxes on income) ........................              10,649
Reports and statements to shareholders ....................               7,396
Registration fees .........................................               6,610
Custodian fees ............................................               4,569
Dividend disbursing and transfer agent
 fees and expenses ........................................               3,802
Directors' fees ...........................................               2,139
Other .....................................................              23,544
                                                                   ------------
Total expenses ............................................             806,236
                                                                   ------------

NET INVESTMENT INCOME .....................................          11,358,280
                                                                   ------------

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized loss on investments ..........................            (577,975)
Net change in unrealized appreciation /
 depreciation of investments ..............................         (13,468,140)
                                                                   ------------
NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS ......................................         (14,046,115)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS ...............................................        ($ 2,687,835)
                                                                   ============

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Delchester Series
Statements of Changes in Net Assets

                                                   Year Ended       Year Ended
                                                    12/31/98         12/31/97
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ........................   $  11,358,280    $   7,487,122
Net realized gain (loss) on investments ......        (577,975)       3,130,833
Net change in unrealized appreciation /
   depreciation of investments ...............     (13,468,140)        (168,776)
                                                 -------------    -------------
Net increase (decrease) in net assets
   resulting from operations .................      (2,687,835)      10,449,179
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income ........................     (11,317,743)      (7,411,254)
Net realized gain on investments .............         (32,038)            --
                                                 -------------    -------------
                                                   (11,349,781)      (7,411,254)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ....................      45,702,613       32,766,122
Net asset value of shares issued
 upon reinvestment of distributions from net
 investment income and net realized
 gain on investments .........................      11,048,248        7,413,795
                                                 -------------    -------------
                                                    56,750,861       40,179,917
Cost of shares repurchased ...................     (20,879,855)     (12,007,637)
                                                 -------------    -------------
Increase in net assets derived from capital
 share transactions ..........................      35,871,006       28,172,280
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................      21,833,390       31,210,205
                                                 -------------    -------------

NET ASSETS:
Beginning of year ............................      98,874,882       67,664,677
                                                 -------------    -------------
End of year ..................................   $ 120,708,272    $  98,874,882
                                                 =============    =============
                             See accompanying notes

                                                                    Delchester-8

Delaware Group Premium Fund, Inc.-Delchester Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year .......................   $  9.510     $ 9.170      $ 8.940     $ 8.540      $ 9.770

Income (loss) from investment operations:
Net investment income ....................................      0.906       0.863        0.853       0.872        0.962
Net realized and unrealized gain (loss) on investments ...     (1.048)      0.332        0.230       0.400       (1.230)
                                                             --------     -------      -------     -------      -------
Total from investment operations .........................     (0.142)      1.195        1.083       1.272       (0.268)
                                                             --------     -------      -------     -------      -------

Less dividends and distributions:
Dividends from net investment income .....................     (0.905)     (0.855)      (0.853)     (0.872)      (0.962)
Distributions from net realized gain on investments ......     (0.003)       none         none        none         none
                                                             --------     -------      -------     -------      -------
Total dividends and distributions ........................     (0.908)     (0.855)      (0.853)     (0.872)      (0.962)
                                                             --------     -------      -------     -------      -------

Net asset value, end of year .............................     $8.460      $9.510       $9.170      $8.940       $8.540
                                                             ========     =======      =======     =======      =======

Total return .............................................     (1.83%)     13.63%       12.79%      15.50%       (2.87%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) ....................   $120,708     $98,875      $67,665     $56,605      $43,686
Ratio of expenses to average net assets ..................      0.70%       0.70%        0.70%       0.69%        0.72%
Ratio of net investment income to average net assets .....      9.85%       9.24%        9.54%       9.87%       10.56%
Portfolio turnover .......................................        86%        121%          93%         74%          47%

                             See accompanying notes

                                                                    Delchester-9

Delaware Group Premium Fund, Inc.-Delchester Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Delchester Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Delchester Series declares dividends daily from net investment income and pays such dividends monthly. Distributions from net realized gain on investments, if any, normally will be distributed following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% on the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                                   Delchester-10

Delchester Series
Notes to Financial Statements (Continued)

On December 31, 1998, the Series had liabilities payable to affiliates as follows

                                                     Dividend disbursing                  Other
                                    Investment         transfer agent,                   expenses
                                    management         accounting fees                   payable
                                  fee payable to      and other expenses                  to DMC
                                       DMC              payable to DSC                and affiliates
                                  --------------    --------------------              --------------
                                    $44,899                 $13,835                       $6,549

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases ....................     $121,823,312
Sales ........................      $91,699,677

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                           Aggregate                    Aggregate
                                      Cost of             unrealized                   unrealized            Net unrealized
                                    investments          appreciation                 depreciation            depreciation
                                    ------------         ------------                 -------------          --------------
                                    $129,599,734          $1,165,794                  ($12,211,034)           ($11,045,240)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                                     Year of
                                    expiration
                                       2006
                                    ----------
                                     $577,975

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                         Shares issued upon
                                                  reinvestment of distributions
                                                        from net investment
                                                      income and net realized            Shares                     Net
                                  Shares sold           gain on investments            repurchased               increase
                                  -----------     -----------------------------        -----------               ---------
Year ended December 31, 1998 ...   4,940,859                 1,206,292                 (2,277,223)               3,869,928
Year ended December 31, 1997 ...   3,508,373                   793,870                 (1,287,419)               3,014,824

5. Credit and Market Risk
The Series may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

                                                                   Delchester-11

Delaware Group Premium Fund, Inc.-Delchester Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Delchester Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Delchester Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Delchester Series at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP
                                                   -----------------------
Philadelphia, Pennsylvania                         Ernst & Young LLP
February 5, 1999

                                                                   Delchester-12

AR-CP Delaware-Lincoln ChoicePlusSM Variable Annuity is issued and distributed by Lincoln National Life Insurance Co., Ft. Wayne, IN (Form AN425LL or any state variation), and wholesaled by Delaware Distributors, L.P.